EXHIBIT 10.34

[AMGEN LOGO]

FREESTANDING DIALYSIS CENTER AGREEMENT

This agreement (“Agreement”) between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and DaVita, Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B, (collectively, “Dialysis Center”), sets forth the terms and conditions for the purchase of EPOGEN® (Epoetin alfa) and Aranesp®(darbepoetin alfa) by Dialysis Center, exclusively for the treatment of dialysis patients.

1.	Term of Agreement. The “Term” of this Agreement shall be defined as January 1, 2004 (“Commencement Date”) through January 31, 2006 (“Termination Date”).

2.	Dialysis Center Affiliates. Only those Dialysis Center affiliates (“Affiliates”) listed on Appendix B which is incorporated by reference hereto and made a part of this Agreement will be eligible to participate under this Agreement. Affiliates eligible to participate under this Agreement shall be facilities owned in whole or in part by Dialysis Center or for which Dialysis Center provides management or administrative services including such services as the purchasing and billing of EPOGEN® (Epoetin alfa) and Aranesp®(darbepoetin alfa) (collectively, “Products”). Additions to the Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center’s corporate headquarters and are subject to approval and acknowledgment by Amgen in writing, and such approval and acknowledgment shall not be unreasonably withheld, conditioned or delayed. Dialysis Center may delete Affiliates from participation in this Agreement at any time, in its sole discretion. Amgen requires reasonable notice before the effective date of change (the “Administrative Effective Date”) for any addition or deletion of Affiliates. Notwithstanding the immediately preceding sentence, Amgen agrees to coordinate with Dialysis Center’s Authorized Wholesalers (as defined in Section 4 of the Agreement) [DELETED] any and all purchases made by Dialysis Center [DELETED] pursuant to which Dialysis Center is legally authorized to purchase Products for such added Affiliate [DELETED]; all such purchases by Dialysis Center during such period shall constitute “Qualified Purchases” under this Agreement and shall be included for purposes of eligibility and calculation of each and every discount and incentive provided hereunder and in Appendix A which is incorporated by reference hereto and made a part of this Agreement, including but not limited to the [DELETED] set forth in Section 1 of Appendix A for Aranesp® purchases and including but not limited to the [DELETED] set forth in Section 2 of Appendix A for EPOGEN® purchases, so long as Amgen is not obligated to pay the same discount or incentive attributable to the same purchases to any person or entity other than Dialysis Center. Amgen reserves the right in its reasonable discretion to terminate any Affiliates with regard to participation in this Agreement. Termination of any Affiliate by Amgen shall be effective (a) immediately in instances in which Amgen determines, in its sole discretion, that such immediate termination is required by law or order of any court or regulatory agency or as a result of negligence or willful misconduct in the use or administration of Products by such Affiliate; or (b) upon thirty (30) days prior written notice to Dialysis Center in all other instances; provided, that such termination shall be effective before the expiration of such thirty (30) days where Dialysis Center requests or consents to such earlier termination.

3.	Own Use. Dialysis Center hereby certifies that Products purchased hereunder shall be for Dialysis Center’s “own use” for the exclusive treatment of dialysis patients.

4.	Authorized Wholesalers. Attached hereto as Appendix C is a complete list, as of the date of execution of this Agreement, of the wholesalers from which Dialysis Center intends to purchase Products. All of the wholesalers so designated by Dialysis Center are hereby approved by Amgen to participate in this program and are deemed “Authorized Wholesalers”. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the proposed change; provided, however, that Amgen will use its best efforts to accept a change on fewer than thirty (30) days’ notice. Amgen reserves the right, in its reasonable discretion, to reject or terminate, with

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

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reasonable notice, any wholesaler with regard to participation in this Agreement, so long as (a) Amgen rejects or terminates such wholesaler with respect to providing Products to any and all purchasers of Products, or (b) such wholesaler independently requests Amgen to remove it as an Authorized Wholesaler for Dialysis Center. Amgen also reserves the right, in its reasonable discretion, to accept wholesalers with regards to participation in this Agreement, but Amgen agrees that it shall accept any wholesaler designated by Dialysis Center which provides Products to other purchasers approved by Amgen. Dialysis Center agrees to request all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization designated by Amgen. In the event Amgen terminates any Authorized Wholesaler from which Dialysis Center is purchasing Products, Amgen will work with Dialysis Center to identify other possible Authorized Wholesalers from which Dialysis Center may purchase Products and/or, in the case of an emergency and subject to credit qualification as well as receipt and approval of an “Application for Direct Ship Account”, use reasonable efforts in attempting to establish a temporary direct purchase relationship between Dialysis Center and Amgen until such time as an alternative Authorized Wholesaler can be secured, which in no event shall exceed sixty (60) days. If Dialysis Center purchases directly from Amgen as contemplated immediately above, all purchases made from Amgen shall be deemed “Qualified Purchases” (as defined below) and all such purchases shall be accounted for in the calculation of the discounts and incentives provided for in this Agreement and in Appendix A.

5.	Qualified Purchases. Only Products purchased under this Agreement by Dialysis Center through Authorized Wholesalers (or directly from Amgen as provided in Section 4 above), as confirmed by Amgen based on sales tracking data, will be deemed “Qualified Purchases”.

6.	Commitment to Purchase. Subject to the terms of Section 20 below, Dialysis Center agrees to exclusively purchase Products for all of its dialysis use requirements for erythropoietic agents. Notwithstanding the foregoing, Amgen expressly acknowledges and agrees that Dialysis Center may participate in clinical trials involving the administration of other products for the management of anemia in dialysis patients. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center’s corporate headquarters in writing that Amgen cannot supply EPOGEN® or Aranesp® within and for the time period reasonably required by Dialysis Center. Any such notification shall be given by Amgen at least thirty (30) days prior to the date on which Amgen will cease supplying EPOGEN® or Aranesp® to Dialysis Center, unless an act or event described in Section 21 of the Agreement, or an order of a regulatory agency or other action arising out of patient safety concerns, requires the giving of shorter notice. In the event that Amgen fails to supply Dialysis Center with EPOGEN® or Aranesp® as ordered (including as a result of force majeure event as described in Section 21), Dialysis Center shall be entitled, at a minimum, to have the same proportion of its purchase orders fulfilled at all times as other purchasers of EPOGEN® or Aranesp® and, upon request, Amgen shall provide written assurances of same to Dialysis Center.

7.

Confidentiality.  By the nature, terms and performance of this Agreement, Amgen and Dialysis Center acknowledge and agree that the parties will exchange confidential and proprietary information (including business and clinical practices and protocols and patient information, “Confidential Information”.) Confidential Information includes not only written information but also information transferred orally, visually, electronically or by any other means and includes all notes, analyses, compilations, studies and summaries thereof containing or based on, in whole or in part, any Confidential Information. Confidential Information does not include any information which the receiving party can show was publicly available prior to the receipt of such information by the receiving party, or thereafter became publicly available other than by any breach of this Agreement by the receiving party. Information shall be deemed “publicly available” if it is a matter of public knowledge or is contained in materials available to the public. Accordingly, the parties agree (a) to hold all such Confidential Information (including but not limited to

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this the terms of this Agreement) received from the other in confidence and to use such Confidential Information solely for the purposes set forth in this Agreement; and (b) to not disclose any such Confidential Information received from the other, or the terms of this Agreement, to any third party (including Amgen Inc. or any other affiliate of Amgen), or otherwise make such information public without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law or pursuant to subpoena or court or administrative order, and then only upon prior written notification to the other party (giving such party an adequate opportunity to take whatever steps it deems necessary to prevent, limit the scope of or contest the disclosure). Any party which seeks to prevent disclosure or to contest or limit the scope of any such disclosure by the other party shall pay all of the costs and expenses incurred by the other party directly related thereto, and such other party shall not unreasonably object to or interfere with the objecting party’s actions it deems necessary to undertake. For purposes of the foregoing, any Confidential Information received by any employee, partner, agent, affiliate, consultant, advisor, data collection vendor or other representative (in any case, a “representative”) of a party to this Agreement pursuant to the terms of this Agreement shall be deemed received by such party to this Agreement, and any breach by any such representative of the foregoing confidentiality provisions shall be deemed a breach by the respective party to this Agreement.

8.	Discounts. Dialysis Center shall qualify for discounts and incentives subject to material compliance with the terms and conditions of this Agreement as well as the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, and Amgen Inc. hereby guarantees Amgen’s obligation to pay all discounts earned by Dialysis Center hereunder. Discounts in arrears will be calculated in accordance with Amgen’s discount calculation policies based on Qualified Purchases using Amgen’s standard [DELETED] as the calculation price, except as otherwise provided hereunder or as set forth in Appendix A. Payment amounts, as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify, and are subject to audit and final determination by arbitration, as provided in Appendix A hereto. Subject to the section entitled “Termination”, in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliate(s) (the “Acquired Party”) is acquired by another entity or a change of control otherwise occurs with respect to any Acquired Party, any discounts which may have been earned hereunder for all periods preceding such acquisition or change of control shall be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, subject to the conditions and requirements described herein. For purposes of all of the discounts paid in arrears contained herein, including, without limitation, those discounts and incentives provided in Appendix A, if any Affiliates are added to or deleted from this Agreement during any [DELETED] of the Term of this Agreement, Amgen shall appropriately adjust Dialysis Center’s purchases for the relevant periods (x) for deleted Affiliates, by excluding purchases by such Affiliates effective from the effective date of their deletion and during the relevant [DELETED] used for comparison, or (y) for added Affiliates, by including any purchases made by such acquired Affiliates effective from the date they are added to the list of Affiliates on Appendix B and during the relevant [DELETED] used for comparison, and by including any purchases made by any de novo Affiliates commencing in the [DELETED] in which they commence operations. Amgen and Dialysis Center agree that, for purposes of determining eligibility for and calculation of all discounts and all incentives provided in this Agreement (including, without limitation, all discounts and incentives as are set forth in Appendix A), a Qualified Purchase of EPOGEN® or Aranesp® shall be deemed made on the date of invoice to Dialysis Center from an Authorized Wholesaler. Upon any termination of this Agreement, Amgen shall pay to Dialysis Center all discounts and incentives earned by Dialysis Center through the date of termination. Failure of Dialysis Center to qualify for or receive any particular discount or incentive hereunder shall not automatically affect its qualification for or receipt of any other discount or incentive provided under this Agreement.

9.

Treatment of Discounts.  a) Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form (i.e., pricing, discount, or

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incentive), in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 1128B(b) requires that a provider of services properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). Dialysis Center also agrees that, if required by such statutes or regulations, it will (i) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (ii) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (iii) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished to Dialysis Center by Amgen concerning the amount or value of such discount. Dialysis Center’s corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center’s corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

b)  In order to assist Dialysis Center’s compliance with its obligations as set forth in Section 9(a) immediately above, Amgen agrees that it will fully and accurately report all discounts on the invoices or statements submitted to Dialysis Center and use reasonable efforts to inform Dialysis Center of its obligations to report such discounts; or where the value of a discount is not known at the time of sale, Amgen shall fully and accurately report the existence of the discount program on the invoices or statements submitted to Dialysis Center, use reasonable efforts to inform Dialysis Center of its obligations to report such discounts and when the value of the discount becomes known, provide Dialysis Center with documentation of the calculation of the discount identifying the specific goods or services purchased to which the discount will be applied, broken down by Affiliate. In particular, Amgen shall provide to Dialysis Center a statement on a [DELETED] basis stating the incentives and discounts earned by Dialysis Center in a particular [DELETED] with the itemization of Product purchases made in a particular [DELETED], broken down by Affiliates; and any other information that Dialysis Center may request that is reasonably available to Amgen and necessary for Dialysis Center to obtain in order to comply with its obligation as set forth in Section 9(a).

10.

Data Collection.  Dialysis Center agrees that it will at all times comply with all federal, state, or local laws or regulations relating to patient privacy of health information and medical records, and that all data to be provided to Amgen pursuant to this Agreement, shall either be pursuant to that certain Data Use Agreement to be entered into by the parties simultaneously herewith (“DUA”) or in a form that meets the requirements for “de-identification” as set forth in the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) codified at 45 C.F.R. parts 160 and 164 (the “Privacy Rule”). Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as in support of Amgen’s obligations as set forth in this Agreement (a) with respect to Amgen’s public health activities (as set forth in 45 C.F. R. 164.512(b)(1)(iii)), and (b) in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as part or all of the patient’s social security number) as a “case identifier” to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. Amgen and Amgen Inc. agree that they will maintain data supplied under this Agreement in confidence, they will not use such data to identify or contact any patient, and they will at all times comply with all federal, state, or local laws or regulations relating to patient records and privacy of health information. [DELETED]. Amgen shall not sell or resell any data obtained pursuant to this Agreement. Additionally, any use or disclosure by Amgen or Amgen Inc. of any data supplied under this

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Agreement, which use or disclosure shall be specifically provided for in this Agreement, shall be in a format which does not identify Dialysis Center as the source of such data, unless otherwise permitted in writing by Dialysis Center. Furthermore, no reports by Amgen or Amgen Inc. concerning analyses of the data shall disclose the identity of any patient. Nothing in this Agreement shall limit Dialysis Center’s use of its own patient case data, including, without limitation, any and all data to be supplied to Amgen hereunder.

11.	Termination. In addition to any other legal or equitable remedies which may be available to either party upon breach by the other party, such party may terminate this Agreement for a material breach upon thirty (30) days advance written notice specifying the breach, provided that such breach remains uncured at the end of the thirty (30) day period, [DELETED]. In addition, in the event that Dialysis Center materially breaches any provision of this Agreement, and such breach remains uncured for thirty (30) days following notice by Amgen specifying the breach, [DELETED], Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts or incentives to Dialysis Center, except those discounts and/or incentives earned by Dialysis Center up to the time of a breach which results in termination.

12.	Governing Law. This Agreement shall be governed by the laws of the State of California and, except as set forth in Appendix A, the parties submit to the jurisdiction of the California courts, both state and federal.

13.	Warranties. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that it is authorized to execute this Agreement on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Agreement. The parties executing this Agreement on behalf of Amgen and Amgen Inc specifically warrant and represent to Dialysis Center that they are authorized to execute this Agreement on behalf of and have the power to bind Amgen and Amgen Inc. to the terms set forth in this Agreement. Amgen covenants and agrees that no Product is or will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, or within the meaning of any applicable state or municipal law, or is or will be a product which may not be introduced into interstate commerce. Amgen warrants that the Products purchased pursuant to this Agreement (a) are manufactured, and up to the time of their receipt by Authorized Wholesalers are handled, stored and transported in accordance with all applicable federal, state and local laws and regulations pertaining to the manufacturing of the Products including without limitation, the Federal Food, Drug, and Cosmetic Act and implementing regulations, and meet all specifications for effectiveness and reliability as required by the United States Food and Drug Administration, and (b) when used in accordance with the directions on the labeling, are fit for the purposes and indications described in the labeling. Amgen warrants that use of the Products by Dialysis Center shall not infringe upon any ownership rights of any other person or upon any patent, copyright, trademark, or other intellectual property or proprietary right or trade secret of any third party. Amgen agrees that it will promptly notify Dialysis Center once it determines that there has been any material defect in any of the Products delivered to Dialysis Center.

14.

Notices.  Any notice or other communication required or permitted hereunder (excluding purchase orders) shall be in writing and shall be deemed given or made three (3) days after deposit in the United States mail with proper postage for first-class registered or certified mail prepaid, return receipt requested, or when delivered personally or by facsimile (receipt verified and confirmed by overnight mail), or one (1) day following traceable delivery to a nationally recognized overnight delivery service with instructions for

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overnight delivery, in each case addressed to the parties as follows (or at such other addresses as the parties may notify each other of in writing):

If to Dialysis Center:

DaVita, Inc.

601 Hawaii Street

El Segundo, CA 90245

Attn: Corporate Finance

Fax No.: (866) 309-3552

with a copy to:

DaVita, Inc.

601 Hawaii Street

El Segundo, CA 90245

Attn: General Counsel

Fax No.: (310) 536-2679

If to Amgen:

Amgen USA Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Gail Gilbotowski, Manager, Contract Administration

Fax No.: (805) 376-8554

with a copy to:

Amgen Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel:

Fax No.: (805) 447-1000

If to Amgen Inc.:

Amgen Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Gail Gilbotowski, Manager, Contract Administration

Fax No.: (805) 376-8554

with a copy to:

Amgen Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel:

Fax No.: (805) 447-1000

15.

Compliance with Health Care Pricing and Patient Privacy Legislation and Statutes; Data Use Agreement.  a)  Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party, in its sole discretion, with any existing federal, state or local statute,

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regulation or ordinance, or at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for any of the Products, including but not limited to the enactment of any reimbursement rule, guideline, final program memorandum, coverage decision, pricing decision, instruction or the like by the Centers for Medicare and Medicaid Services (“CMS”) or any of Dialysis Center’s Medicare fiscal intermediaries, or any change in reimbursement systems that in any manner reforms, modifies, alters, restricts or otherwise affects the reimbursement available to Dialysis Center for any of the Products, either party may, in its sole discretion, upon thirty (30) days notice, seek to modify this Agreement in accordance with the procedure referenced below or exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. If such affected Affiliate(s) does not so certify and is therefore excluded from participating in this Agreement, Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation or any such change in reimbursement system, with the intent that, if possible, the essential terms and the pricing structure [DELETED] shall be retained at least at the applicable tier as in effect immediately prior to such change. If the parties in good faith determine such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after thirty (30) days are unable to agree upon such a modification, Amgen or Dialysis Center shall be entitled to terminate the Agreement immediately. In the event there is a future change in Medicare, Medicaid, or other federal or state statute(s) or regulation(s) or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute or regulation.

b)  Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party in its sole discretion, with any existing federal, state or local statute, regulation or ordinance relating to patient privacy of medical records, or at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days’ notice, seek to modify this Agreement. Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential terms of the affected incentive and pricing structure. If the parties in good faith determine that such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after ninety (90) days, are unable to agree upon such a modification, either party shall be entitled to terminate the affected incentive upon thirty (30) days’ notice.

c)  Both parties agree that all uses and disclosures of the information received pursuant to the DUA will be in strict compliance with the HIPAA Privacy Rule. Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement (“DUA”) pursuant to which Dialysis Center may disclose certain patient information to Amgen which meets the requirements of a Limited Data Set (as specified in the DUA and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen’s public health activities (as set forth in 45 C.F.R. 164.512(b)(1)(iii))and Amgen’s obligations as set forth in this Agreement in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). Unless otherwise specifically defined in this Agreement, each term used in this Section 15(c) shall have the meaning assigned to such term by HIPAA and the Privacy Rule. The parties acknowledge and agree that they have entered into a DUA in connection with the disclosure to Amgen of certain patient information, as described in Section 10 of this Agreement. If any party terminates

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the DUA for any reason, the other shall be entitled to terminate this Agreement immediately. Without limitation of the foregoing, the parties agree to negotiate in good faith to further amend this Agreement and/or enter into such additional agreements to the extent deemed necessary or appropriate by Dialysis Center or Amgen in connection with any disclosure by Dialysis Center or receipt by Amgen of any additional patient information (including any individually identifiable health information) and/or to comply with the Dialysis Center’s [DELETED], the Privacy Rule or other or federal or state related regulations or statutes related to privacy of health information. Simultaneously upon execution of this Agreement, Dialysis Center has delivered to Amgen a copy of all applicable [DELETED] in effect on the date hereof, and Amgen acknowledges receipt of same and agrees to be bound by the requirements set forth therein. During the Term of this Agreement, Dialysis Center shall provide Amgen, from time to time, with additional [DELETED] as they become effective, and with [DELETED], at least thirty (30) days prior to the effective date of each [DELETED].

16.	[DELETED]

17.	[DELETED]

18.	Good Pharmaceutical Practice Support Services for the Products. Without limitation of the provisions of Section 19 [“Access”], and in order to advance the common clinical objectives of the parties under this Agreement, Amgen agrees to provide to Dialysis Center those good pharmaceutical practice standard support services (the “Services”), at no additional cost or charge, but only to the extent that the delivering of such Services can be accomplished without using any individually identifiable heath information (as defined in the Privacy Rule). Any such Services shall be limited to those Services agreed to in writing from time to time (in each case, a “Services Agreement”) between Amgen and Dialysis Center.

Amgen agrees to furnish such Services only in cooperation with Dialysis Center’s facilities, in a manner consistent with Dialysis Center’s policies and procedures and in accordance with the terms otherwise set forth in the Services Agreement and this Agreement, including without limitation Section 19 [“Access”] hereof. Further, Amgen and Dialysis Center agree to provide their respective staff members with appropriate training regarding patient privacy and confidentiality, including with respect to such party’s obligations under this Agreement and the Services Agreement.

19.	Access. Amgen acknowledges, agrees and understands that absent an applicable Services Agreement (as defined in Section 18 above), none of its agents, representatives or employees shall be permitted access at any time to any Affiliate or Dialysis Center for any reason whatsoever. In each situation in which a Services Agreement is executed and delivered, Amgen may be granted access solely for the purposes described in such Services Agreement(s). Without limitation of the foregoing, Amgen agrees that it and its agents, representatives and employees shall at all times comply with all applicable laws and regulations, and with Dialysis Center’s [DELETED] (which applicable [DELETED] shall be identified to Amgen from time to time by Dialysis Center as more fully described in Section 15(c) above), and that Amgen’s discussion of the Products shall be in compliance with all such [DELETED] and all applicable laws and regulations. Furthermore, Amgen acknowledges, agrees and understands that it must obtain Dialysis Center’s prior written approval of all proposed educational, marketing and promotional materials and of all proposed presentations relating to anemia management, any of the Products, any other Amgen product or otherwise, whether directed toward Dialysis Center employees or any patient of Dialysis Center. Such approval may be given only by Dialysis Center’s Vice President, Clinical Operations or his authorized representative. Dialysis Center’s Vice President, Clinical Operations or his authorized representative agree to notify Amgen’s National Account Manager of his decision within ten (10) business days after receipt of such program, material or presentation request, otherwise such request will be deemed denied.

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20.	Right of First Offer. Dialysis Center shall promptly notify Amgen in the event it receives a competing offer from any third party for the sale of any products in the same therapeutic class as any of the Products. Amgen shall have the right in such event to have sixty (60) days to respond to Dialysis Center with its own pricing terms relating to products. Dialysis Center shall consider but have no obligation to accept the terms of Amgen’s new offer, if any.

21.	Force Majeure. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. In the event that there is a disruption or shortage in supply of any Product, Amgen will use reasonable efforts to notify Authorized Wholesalers as far in advance of such disruption as is commercially reasonable and in accordance with all regulatory guidelines. In addition, Dialysis Center’s eligibility to receive rebates and incentives as set forth on Appendix A as determined by the [DELETED] under Section 3(b) of Appendix A shall not be affected.

22.	Miscellaneous. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party, which consent may not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, Amgen may assign this Agreement to any of its subsidiaries or affiliates. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. Whenever a party is permitted by this Agreement to act in its discretion, that party shall be required to exercise its discretion in good faith and in a reasonable manner. To the extent that any provisions of Amgen’s or Amgen Inc.’s general or customary policies and procedures or any terms of any purchase order conflict with or are in addition to the terms of this Agreement or any Appendix attached hereto, the terms of this Agreement and Appendices shall govern. The parties acknowledge and understand that each has [DELETED]. Notwithstanding anything contained to the contrary in this Agreement, in the event that [DELETED] as set forth in [DELETED], Amgen and Dialysis Center will agree [DELETED], as the case may be. Notwithstanding anything contained to the contrary in this Agreement, in the event of [DELETED] the calculation of any of the incentives set forth in Appendix A, the parties shall [DELETED]. [DELETED] available to Dialysis Center [DELETED]. [DELETED]. Upon expiration or early termination of this Agreement, the rights and obligations set forth in sections 7, 8, 10, 13, 16, 17 and 23 shall survive.

23.	Open Records. To the extent required by §1861(v)(1)(I) of the Social Security Act, as amended, the parties will allow the U.S. Department of Health and Human Services, the U.S. Comptroller General and their duly authorized representatives, access to this Agreement and all books, documents and records necessary to certify the nature and extent of costs incurred pursuant to it during the Term and for four (4) years following the last date Products or services are furnished under it. If Amgen carries out the duties of this Agreement through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract shall also contain an access clause to permit access by the U.S. Department of Health and Human Services, the U.S. Comptroller General, and their duly authorized representatives to the related organization’s books and records.

24.	Entire Agreement. The Agreement together with the DUA, any Services Agreement(s) and all of the Appendices attached hereto and thereto, constitutes the entire understanding between the parties and supersedes all prior or oral written proposals, agreements or commitments pertaining to the subject matter herein and therein.

Agreement No. 200308360 (Continued)

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

The parties executed this Agreement as of the dates set forth below.

Amgen USA Inc.	DaVita, Inc.

Signature:	Signature:

Print Name:	Print Name:

Print Title:	Print Title:

Date:	Date:

Amgen Inc. agrees to be bound by certain provisions of this Agreement as set forth herein

Amgen Inc.

Signature:

Print Name:

Print Title:

Date:

Agreement No. 200308360 (Continued)

Appendix A: Discount Pricing, Schedule, and Terms

1.	Pricing – Aranesp®. Throughout the Term of this Agreement, Dialysis Center and Affiliates may purchase Aranesp® through Authorized Wholesalers at [DELETED] which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Resulting prices do not include any wholesaler markup, service fees, or other charges.

2.	Pricing – EPOGEN®. Throughout the Term of this Agreement, Dialysis Center and Affiliates may purchase EPOGEN® directly from Amgen or through Authorized Wholesalers at [DELETED], which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Notwithstanding any such change(s), the [DELETED] that is applicable to Dialysis Center throughout the Term shall be the [DELETED]. Resulting prices do not include any wholesaler markup, service fees, or other charges. All discounts earned in arrears hereunder (also known as “rebates”), through the Term of the Agreement, shall be calculated based upon the [DELETED], such that any [DELETED] contained in any of the discounts or incentives set forth in this Appendix A shall [DELETED] in the [DELETED].

3.	Rebate/Incentive Qualification Requirements. In order for Dialysis Center to be eligible to receive any rebates or incentives described in [DELETED] (but not in [DELETED]) of this Appendix A, Dialysis Center must satisfy the following two (2) qualification requirements:

(a).  [DELETED]: No more than [DELETED] of Dialysis Center’s [DELETED] taken on an overall basis (and not separately for each Affiliate) may have [DELETED] (as that term is defined below) [DELETED] during the applicable [DELETED] of the Term of this Agreement. For purposes of this Agreement, the [DELETED] of this Agreement shall be measured from [DELETED]. If this criteria is not met during any given [DELETED] of the Term of the Agreement, Dialysis Center will not qualify for any rebates described in [DELETED] below in this Appendix A during that [DELETED]. Failure of Dialysis Center to qualify under this provision during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED] of the Term, nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. The [DELETED] for each dialysis patient will be based upon the average of all [DELETED] for each patient during the applicable [DELETED]. Dialysis Center and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified and paid for by Amgen, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. In those cases in which Amgen directs Dialysis Center to submit the following information to a data collection vendor, Dialysis Center shall be deemed to have timely submitted the information to such data collection vendor so long as it does so on a [DELETED] basis and no later than [DELETED] days after the end of each [DELETED], regardless of the date on which such vendor, in turn, submits such information to Amgen: all [DELETED] for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way violating the de-identification provisions of HIPAA at 45 CFR 164.514), along with the name, address and phone number of the particular Affiliate at which each patient received treatment; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center. For any period that is not equivalent to a complete [DELETED], the calculation of [DELETED] will be based on an average of all data for each dialysis patient that is available for that period. To the extent permitted by applicable law, Amgen may utilize the data it receives from Dialysis Center or any Affiliate, pursuant to and as detailed in this provision or elsewhere in this Agreement, to support verification of the discounts and incentives referenced in this Agreement, as well as for any purpose in support of Amgen’s obligations as set forth in this Agreement with respect to Amgen’s public health activities (as set forth in 45 CFR 164.512 (b)(1)(iii)), and (ii) in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). In furtherance of the foregoing, Amgen reserves

Agreement No. 200308360 (Continued)

the right to audit all such data, provided that any audit shall not permit access to information disclosing the identity of any patient. Under no circumstances should such data include any patient identifiable information including, without limitation, name, all or part of social security number, address, telephone, electronic mail address, birth date, medical record number, prescription number or any other unique identifying number, characteristic or code. The identity of the Affiliate and of the account submitting the data and any association with the data will remain confidential by Amgen. The [DELETED] must be derived from [DELETED] taken immediately before dialysis treatment using any [DELETED] testing method [DELETED], must be reported to the [DELETED], and must be submitted [DELETED] in a format reasonably acceptable to Amgen. Handwritten reports are not acceptable; only electronic submission of the data will be accepted; and

(b).  [DELETED]: Dialysis Center’s aggregate Qualified Purchases of EPOGEN® and Aranesp® during [DELETED] and during [DELETED] by all Affiliates listed on Appendix B on the Commencement Date of this Agreement and all new approved Affiliates (whether by acquisition, to the extent that either Amgen or Dialysis Center can provide adequate data concerning such Affiliates’ purchases for the same time period from [DELETED] for [DELETED] and from [DELETED] for [DELETED], or de novo) must equal or exceed [DELETED] (for [DELETED]) and [DELETED] (for [DELETED]) respectively [DELETED], of the aggregate Qualified Purchases of EPOGEN® and Aranesp® by those same Affiliates for the time period from [DELETED], for [DELETED], and from [DELETED] for [DELETED]. For deleted Affiliates, Amgen shall exclude Qualified Purchases by such Affiliates effective from the effective date of their deletion and also during the relevant [DELETED] used for comparison. For purposes of calculating the [DELETED], EPOGEN® and Aranesp® base sales during each applicable time period shall be derived using the [DELETED]. All estimated payments for discounts in arrears that contain [DELETED] will be measured by using a [DELETED] that measures [DELETED]. If Dialysis Center has not satisfied the [DELETED] for any [DELETED], then at the end of the [DELETED], Amgen will determine if Dialysis Center has satisfied, in the aggregate, on a [DELETED], the [DELETED]. If the [DELETED] has been met for that given [DELETED], then Amgen will perform a [DELETED] calculations for [DELETED]. However, if [DELETED] the [DELETED] has not been met for that [DELETED], Amgen will perform a [DELETED], which may [DELETED]. The [DELETED] payments and any other discount or incentive earned in arrears corresponding to the [DELETED], respectively if any, shall not be due and owing until, and shall be subject to, such [DELETED]. [DELETED] will be made [DELETED], within [DELETED] days after the [DELETED] and receipt by Amgen of all the required data detailed in this Agreement. The determination as to Dialysis Center’s attainment or failure to attain the [DELETED] shall be based upon the [DELETED]; and

(c).  In addition to the above requirements and notwithstanding anything contained herein to the contrary, in the event Dialysis Center’s aggregate Qualified Purchases of EPOGEN® during the period [DELETED] (“Measurement Period”) by all Affiliates listed on Appendix B on the Commencement Date of this Agreement exceeds [DELETED] of the aggregate Qualified Purchases of EPOGEN® by those same Affiliates for the same time period from [DELETED] (“Base Period”), Dialysis Center shall not be eligible to receive any rebates detailed in [DELETED] below in this Appendix A for any Qualified Purchases of EPOGEN® in the aggregate made during the Measurement Period that exceed [DELETED] of the aggregate Qualified Purchases of EPOGEN® by those same Affiliates in the Base Period. For purposes of determining the foregoing, EPOGEN® base sales during each applicable time period shall be derived using the [DELETED].

4.

[DELETED] . Throughout the Term of the Agreement Dialysis Center shall be eligible to receive a [DELETED] provided that Dialysis Center provides certain data elements that are transmitted to Amgen electronically. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to Dialysis Center during the applicable [DELETED]. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other

Agreement No. 200308360 (Continued)

[DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. To qualify for the [DELETED], the following [DELETED] must be submitted to Amgen by Dialysis Center and all Affiliates pursuant to Section 15(c) of the Agreement in an electronic format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited), provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis facilities whose test results are actually determined by laboratories owned and operated by Dialysis Center :

Facility ID;

Patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient);

[DELETED];

[DELETED];

Modality; Hemodialysis (“HD”) ID or peritoneal dialysis (“PD”) ID (a PD patient shall be defined as a patient who receives at least one (1) peritoneal dialysis treatment during a given month) – [DELETED];

[DELETED] with date [DELETED] and [DELETED];

All [DELETED] and [DELETED] with their corresponding draw dates for each patient by Patient ID;

[DELETED] delivered for each patient per treatment with date (but only for patients of Affiliates using the CRIS or Snappy systems);

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED] ;

[DELETED];

[DELETED];

[DELETED];

[DELETED]; and

[DELETED]

Such patient data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. Each [DELETED], only the most recent test results will be submitted for each patient, and all or some of those test results may be from that [DELETED] or from [DELETED]. If such patient data is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame set forth herein for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to those Affiliates that have submitted the required data during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required

Agreement No. 200308360 (Continued)

data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use its best efforts to notify Dialysis Center in writing, no later than [DELETED] after the receipt and acceptance by Amgen of the data, of the identity of all those Affiliates, if any, which have failed to meet the data submission requirements for that [DELETED]. Amgen reserves the right, in its sole discretion, to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED].

The [DELETED] will vest on the [DELETED] of the [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder. Notwithstanding the foregoing, payment for any period that is not equivalent to a [DELETED] will be made based on the data that is available for that period.

The parties shall meet and confer in good faith to resolve any disagreements arising out of these matters. If the parties are unable to resolve any such disagreement within ninety (90) days, the parties shall submit such disagreement to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the parties shall be entitled to expanded discovery. Dialysis Center and Amgen shall each name one (1) arbitrator, and the arbitrators so chosen shall, within thirty (30) days thereafter, name a third neutral arbitrator. The arbitration award, as decided by a majority of the arbitrators, may be entered as a judgment in accord with applicable law by any court having jurisdiction. Venue for the arbitration shall be Los Angeles County, California. Each party shall be responsible for its own attorneys’ fees, and the costs of the arbitration and of the arbitrators shall be shared equally by the parties; provided, however, that if the decision of the arbitrators finds that either of the parties has acted in bad faith, the party acting in bad faith alone shall be required to bear one hundred percent (100%) of the costs and expenses of the arbitration and of the arbitrators, as well as one hundred percent of the attorney’s fees of the other party. The arbitrators shall have the authority to award interest in respect to any monetary award.

5.	[DELETED]. Throughout the Term of the Agreement, Dialysis Center may qualify for the [DELETED] provided it meets the criteria described below in this Section 5. The [DELETED] is designed to improve patient outcomes by encouraging [DELETED]. If the [DELETED] change, then Amgen and Dialysis Center will meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change, with the intent to [DELETED] of the [DELETED].

(a)

Requirements: In order to qualify for the [DELETED], Dialysis Center must [DELETED] of this Appendix A, and Dialysis Center and its Affiliates must provide Amgen the following data items, on a [DELETED] basis, and no later than [DELETED] days after the end of each month, in an electronic format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited) in accordance with the data submission requirements contained in Section 4 of this Appendix A for the [DELETED] and pursuant to Section 15(c) of the Agreement; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis facilities whose test results are actually determined by laboratories owned and operated by Dialysis Center : [DELETED] and date, AND [DELETED] with date for each patient by Dialysis Center and its Affiliates. In the event [DELETED] is submitted, instead of [DELETED], Amgen will convert such [DELETED] values to [DELETED] values by [DELETED]. Amgen will convert all lab values taken of [DELETED] for each patient by Dialysis Center and its Affiliates, AND all the lab values taken of [DELETED] for each patient by Dialysis Center and its Affiliates into the [DELETED] for each patient by Dialysis Center and its Affiliates, AND the [DELETED] for each patient by Dialysis Center and its Affiliates for each of the [DELETED] Measurement Periods (as defined in the

Agreement No. 200308360 (Continued)

schedule immediately below). Each [DELETED], only the most recent test results will be submitted for each patient, and all or some of those test results may be from [DELETED] or from a [DELETED].

[DELETED] Measurement Periods

[DELETED]

(b)	Calculation: Assuming Dialysis Center and Affiliates have fulfilled all requirements as described in Section 5(a) above, to qualify for the [DELETED], Dialysis Center must achieve [DELETED] in the [DELETED], as that term is defined below, from the [DELETED], as that term is defined below, during each [DELETED] Measurement Period, and such [DELETED] shall be defined as [DELETED].

For purposes of this Section 5, [DELETED] shall mean the [DELETED] for each patient by Dialysis Center and its Affiliates AND the [DELETED] for each patient by Dialysis Center and its Affiliates during the period [DELETED]; and [DELETED] shall mean the [DELETED] for each patient by Dialysis Center and its Affiliates AND the [DELETED] each patient by Dialysis Center and its Affiliates for each of the above referenced [DELETED] Measurement Periods.

Using the [DELETED] described above, the [DELETED] will be calculated as the percentage of patients within the [DELETED], by [DELETED], as shown below:

[DELETED]

Using the [DELETED] described above, which shall be calculated on a [DELETED] basis with the [DELETED] of the Term of this Agreement being measured from [DELETED], the [DELETED] for each [DELETED] Measurement Period will be calculated as the [DELETED], by [DELETED], as shown below:

[DELETED]

The [DELETED] shall then be calculated by [DELETED]:

[DELETED]

The [DELETED] Rebate will be calculated on a [DELETED] basis in accordance with Amgen’s discount calculation policies. Following determination of the [DELETED], Amgen shall then calculate Dialysis Center’s [DELETED] Rebate in accordance with the following formula and the rebate table listed below.

[DELETED] Rebate = A X B

Where:

A = [DELETED] of EPOGEN® during the relevant [DELETED] Measurement Period.

B = A percent determined from [DELETED] in accordance with the schedule below.

C = [DELETED]

D = [DELETED]

[DELETED] Measurement Rebate Table

Measurement Period	[DELETED] (C)	Rebate Percent (B)
[DELETED]

* Subject to the terms of this Agreement, Dialysis Center will [DELETED] during the [DELETED] and [DELETED]. Notwithstanding anything contained herein to the contrary, the maximum rebate percent

Agreement No. 200308360 (Continued)

payable for any [DELETED] Measurement Period shall not exceed [DELETED] under this [DELETED] program.

(c)	Payment: The [DELETED] will be calculated and paid to Dialysis Center on a [DELETED] basis. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. Payment is contingent upon receipt by Amgen of the Certification Letter (attached hereto as Exhibit 1) and all required Data for the corresponding [DELETED] (including the [DELETED]). Upon execution of this Agreement, Dialysis Center shall simultaneously provide to Amgen the executed Certification Letter, and Amgen hereby acknowledges that it has received such required Certification Letter in a form and substance satisfactory to Amgen. Delivery of such Certification Letter shall serve to qualify Dialysis Center’s participation in the [DELETED] throughout the Term of this Agreement for the limited purpose of certification of the accuracy of the data submitted to Amgen hereunder. Such data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of [DELETED]. If such data is received more than [DELETED] days after the [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame set forth herein for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to those Affiliates that have submitted the required data during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use its best efforts to notify Dialysis Center in writing, no later than [DELETED] after the receipt and acceptance by Amgen of the data, of the identity of all those Affiliates, if any, which have failed to meet the data submission requirements for that [DELETED]. Amgen reserves the right, in its sole discretion, to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED]. Subject to the terms of this Agreement, Dialysis Center will [DELETED] during [DELETED] and [DELETED]. Notwithstanding the forgoing, payment for any period that is not equivalent to a complete [DELETED] will be based on the data that is available for that period.

The [DELETED] discount will vest on the [DELETED] of the [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder.

[DELETED]

6.	[DELETED]. Throughout the Term of the Agreement, Dialysis Center may qualify for the [DELETED] provided it meets the criteria described below in this Section 6. The [DELETED] is designed to improve

Agreement No. 200308360 (Continued)

patient outcomes. If Dialysis Center [DELETED] or otherwise [DELETED], the parties shall [DELETED]. [DELETED].

(a)	Requirements: In order to qualify for the [DELETED], Dialysis Center must [DELETED] this Appendix A, and Dialysis Center [DELETED], as that term is defined below, of [DELETED]. Dialysis Center must provide Amgen the [DELETED], on a [DELETED] basis, and no later than [DELETED] days after the end of [DELETED], in a format acceptable to Amgen.

(b)	Calculation: Assuming Dialysis Center has fulfilled all requirements as described in Section 6(a) above, to qualify for the [DELETED], Dialysis Center must achieve, on a [DELETED] basis, with the [DELETED] of the Term of this Agreement being measured from [DELETED], an [DELETED] of [DELETED]. The [DELETED] of the term shall be measured from [DELETED] but shall be used to calculate the discount for the period from [DELETED]. The [DELETED] shall be based upon [DELETED]. For purpose of calculating the [DELETED] for each applicable [DELETED], Dialysis Center shall use [DELETED] for each patient, [DELETED] in accordance with the [DELETED], and, in all other material respects, consistent with the [DELETED] currently employed by Dialysis Center. For each [DELETED] will be [DELETED] depending on the [DELETED], in accordance with the [DELETED]. The [DELETED] is a [DELETED] of the [DELETED]. The [DELETED] will be calculated as the [DELETED] based on [DELETED] for all patients treated at Dialysis Center and its Affiliates during each applicable [DELETED], in accordance with the [DELETED] Schedule listed below:

[DELETED] Schedule

[DELETED]

* All [DELETED] shall be counted [DELETED].

** [DELETED].

2 [DELETED].

3 [DELETED].

The [DELETED] will be calculated on a [DELETED] basis in accordance with Amgen’s discount calculation schedules. Following the submission of the [DELETED] by Dialysis Center, Amgen shall then calculate Dialysis Center’s [DELETED] in accordance with the following formula and the incentive table listed below:

[DELETED] = A X B

Where:

A = [DELETED] of EPOGEN® during the relevant [DELETED].

B = A percent in accordance with the [DELETED].

C = [DELETED]

D = [DELETED]

[DELETED] Rebate Schedule

[DELETED]

Notwithstanding anything contained herein to the contrary, the maximum rebate percent payable for any [DELETED], shall not exceed [DELETED] under this [DELETED] program.

Agreement No. 200308360 (Continued)

(c)	Payment: The [DELETED] will be calculated and paid to Dialysis Center on a [DELETED] basis. Payment for each applicable [DELETED] is contingent upon receipt and verification by Amgen of the [DELETED] for the applicable [DELETED]. The [DELETED] must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If the [DELETED] is received more than [DELETED] days after the [DELETED] of any given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. Notwithstanding the foregoing, payment for any period that is not equivalent to a complete [DELETED] will be made based on the data that is available for that period.

The [DELETED] discount will vest on the last day of the corresponding [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder.

[DELETED].

Agreement No. 200308360 (Continued)

Appendix B: List of Dialysis Center Affiliates

Please refer to attached list of affiliates.

Center Name	Address	City	ST	Zip
Alhambra Dialysis Center, Dba: Total Renal Care—Alhambra	1315 Alhambra Boulevard, Suite 100	Sacramento	CA	95816
Antelope Dialysis Center, Dba: Total Renal Care-Antelope Clinic	6406 Tupelo Drive, Suite A	Citrus Heights	CA	95621
Antioch Dialysis Center	3100 Delta Fair Boulevard	Antioch	CA	94509
Appomattox Dialysis Center	15 West Old Street	Petersburg	VA	23803
Arcadia Dialysis Center	1341 East Oak Street	Arcadia	FL	34266
Asheville Kidney Center for Dialysis—A Total Renal Care Facility	10 Mcdowell Street	Asheville	NC	28801
Atlantic Artificial Kidney Center	6 Industrial Way West, Meridian Center #3	Eatontown	NJ	07724
Baker Place Dialysis Center	5084 Ames Avenue	Omaha	NE	68104
Bakers Ferry Dialysis # 0456	3645 Bakers Ferry Road	Atlanta	GA	30331
Baltimore County Dialysis Facility (Mason-Dixon Dialysis Facility)	9635a Liberty Road	Randallstown	MD	21133
Bardstown Dialysis Center #2055	210 West John Fitch Avenue	Bardstown	KY	40004
Batesville Dialysis Center	232 State Road 129 North	Batesville	IN	47006
Baton Rouge Clinic	7373 Perkins Road	Baton Rouge	LA	70808
Bay Area Dialysis Center, Inc.	1101 9th Street North	St. Petersburg	FL	33701
Bay Breeze Dialysis	11465 Ulmerton Road	Largo	FL	33778
Bayonet Point—Hudson Kidney Center	14144 Nephron Lane	Hudson	FL	34667
Bertha Sirk Dialysis Center, Inc.	5820 York Road, Suite 10	Baltimore	MD	21212
Bloomington Dialysis Davita	8591 Lyndale Avenue South	Bloomington	MN	55420
Boca Raton Artificial Kidney Center	998 Northwest 9th Court	Boca Raton	FL	33486
Boston Post Road Dialysis Center	4026 Boston Road	Bronx	NY	10466
Bricktown Dialysis	525 Jack Martin Boulevard, Suite 200	Brick	NJ	08724
Brookhollow Dialysis Center #2027	4918 West 34th Street	Houston	TX	77092
Burlington Dialysis Center	873 Heather Road	Burlington	NC	27215
Cambridge Dialysis Center	300 Bryn Street, First Floor	Cambridge	MD	21613
Camelback Pd Center #627	7321 East Osborne Drive	Scottsdale	AZ	85251
Catskill Dialysis and Renal Disease Center	Route 42 and Lloyd Lane	Monticello	NY	12701
Ceilo Vista Dialysis	7200 Gateway East, Suite B.	El Paso	TX	79915
Central City Dialysis Center	1300 Murchison Street, Suite 320	El Paso	TX	79902
Chadbourn Dialysis Center	210 East Strawberry Boulevard	Chadbourn	NC	28431
Chico Dialysis Center, Dba: Total Renal Care—Chico	530 Cohasset Road	Chico	CA	95926
Children’s Memorial Dialysis Center—Total Renal Care	2611 North Halsted	Chicago	IL	60614
Churchview Dialysis Unit	5970 Churchview Drive	Rockford	IL	61107
Clarkson Kidney Center #1575	987550 Nebraska Medical Center	Omaha	NE	68198
Clarkston Dialysis of Davita	6770 Dixie Highway, Suite 205	Clarkston	MI	48346
Community Hemodialysis Unit of San Francisco	1800 Haight Street	San Francisco	CA	94117
Complete Dialysis Care South	111 Southwest 23rd Street, Suite D	Fort Lauderdale	FL	33315
Complete Dialysis Care, Inc.	7850 West Sample Road	Coral Springs	FL	33065
Coney Island Dialysis	26-48 Brighton 11 Street	Brooklyn	NY	11235
Continental Dialysis Center—Alexandria	5999 Stevenson Avenue, Suite 100	Alexandria	VA	22304
Continental Dialysis Center—Manassas	8409 Dorsey Circle, Suite 101	Manassas	VA	20110
Continental Dialysis Center—Springfield Trc	8350a Traford Lane	Springfield	VA	22152
Continental Dialysis Center—Woodbridge Dialysis	2751 Killarney Drive	Woodbridge	VA	22192
Copperfield Dialysis Center #2004	1030 Binehaven Drive	Concord	NC	28026
Covina Dialysis Center	1547 West Garvey Avenue	West Covina	CA	91791
Creekside Dialysis Center #2017	141 Parker Street	Vacaville	CA	95688
Crestwood Dialysis Center #1576	9901 Watson Road, Suite 125	Crestwood	MO	63126
Crystal River Dialysis Center	7435 West Gulf To Lake Highway	Crystal River	FL	34429
Cyfair Dialysis Center	9110 Jones Road, Suite 110	Houston	TX	77065
Da Vita—Broken Arrow Dialysis Center	601 South Aspen Avenue	Broken Arrow	OK	74012
Da Vita—Claremore Dialysis Center	202 East Blue Starr Drive	Claremore	OK	74017
Da Vita—Conroe Dialysis	500 Medical Center Boulevard, Suite 175	Conroe	TX	77304
Da Vita—Corona Dialysis Center	1820 Fullerton Avenue, Suite 180	Corona	CA	92881
Da Vita—Cortez Dialysis	610 East Main Street, Suite C	Cortez	CO	81321

Center Name	Address	City	ST	Zip
Da Vita—Crescent City Dialysis	3909 Bienville Street, Suite 1b	New Orleans	LA	70119
Da Vita—East Bay Peritoneal Dialysis	13939 East 14th Street, Suite 110	San Leandro	CA	94578
Da Vita—East Wichita Dialysis	320 North Hillside	Wichita	KS	67214
Da Vita—Four Corners Dialysis Center	815/817 West Broadway	Farmington	NM	87401
Da Vita—Grant Park Dialysis	5000 Burroughs Avenue, Northeast	Washington	DC	20019
Da Vita—Indio Dialysis	46-767 Monroe Street, Suite 101	Indio	CA	92201
Da Vita—Lawrenceburg Dialysis	555 Eads Parkway, Suite 200	Lawrenceburg	IN	47025
Da Vita—Mountain Vista Dialysis Center	401 B. East Highland Avenue	San Bernardino	CA	92404
Da Vita—Okmulgee Dialysis Center	1101 South Belmont, Suite #204	Okmulgee	OK	74447
Da Vita—Tahlequah Dialysis Center	228 North Bliss Avenue	Tahlequah	OK	74464
Da Vita—Temecula Dialysis	40945 County Center Drive, Suite G.	Temecula	CA	92591
Da Vita—Tri-Parish Chronic Renal Center	2345 St. Claude Avenue	New Orleans	LA	70117
Da Vita—Westbank Chronic Renal Center	4422 General Meyer Avenue, Suite 103	New Orleans	LA	70131
Da Vita Flushing Dialysis	3469 Pierson Place	Flushing	MI	48433
Da Vita Lakewood Dialysis Center	4645 Silva Street	Lakewood	CA	90712
Da Vita Longmont Dialysis	1700 Kylie Drive, Suite 170	Longmont	CO	80501
Da Vita Neptune Dialysis	2180 Bradley Avenue	Neptune	NJ	07753
Da Vita University Dialysis Center	300 University Avenue, Suite 103	Sacramento	CA	95825
Davison Dialysis Center	1011 South State Road	Davison	MI	48423
Davita—Boulder Dialysis Center	2880 Folsom Street, Suite 110	Boulder	CO	80304
Davita—Denver Dialysis	1719 East 19th Avenue	Denver	CO	80218
Davita—Derby	250 West Red Powell Road	Derby	KS	67037
Davita—Detroit Dialysis	2674 East Jefferson	Detroit	MI	48207
Davita—Edmond Dialysis	50 South Baumann Avenue	Edmond	OK	73034
Davita—Fairfield Dialysis Center	604 Empire Street	Fairfield	CA	94533
Davita—Gary	4802 Broadway	Gary	IN	46408
Davita—Hammond	222 Douglas Street	Hammond	IN	46320
Davita—Kenneth Hahn Plaza Dialysis Center	11854 Wilmington Avenue	Los Angeles	CA	90059
Davita—Littleton	209 West County Line Road	Littleton	CO	80129
Davita—Newton	1223 Washington Road	Newton	KS	67114
Davita—North Las Vegas	2300 Mcdaniel Street	North Las Vegas	NV	89030
Davita—Peralta Renal Center	450 30th Street	Oakland	CA	94609
Davita—Provo	1134 North 500 West	Provo	UT	84604
Davita—Rialto Dialysis	1850 North Riverside Avenue, Suite 150	Rialto	CA	92376
Davita—San Leandro	198 East 14th Street	San Leandro	CA	94577
Davita—Sparks Dialysis	2345 East Prater Way, Suite 100	Sparks	NV	89434
Davita—Westminster Dialysis Center	9053 Harland Street, Unit 90	Westminster	CO	80030
Davita—Winter Haven	400 Security Square	Winter Haven	FL	33880
Davita—Altus Dialysis Center	205 South Park Lane, Suite 130	Altus	OK	73521
Davita—Arden Hills Dialysis	3900 Northwoods Drive, Suite 110	Arden Hills	MN	55112
Davita—Aurora Dialysis	1411 South Potomac, Suite 100	Aurora	CO	80012
Davita—Beverly Hills Dialysis Center	8762 West Pico Boulevard	Los Angeles	CA	90035
Davita—Bluff City Dialysis	2400 Lucy Lee Parkway, Suite E.	Poplar Bluff	MO	63901
Davita—Buena Vista	347 Highway 41 North	Buena Vista	GA	31803
Davita—Central Tulsa Dialysis	1124 South St. Louis Avenue	Tulsa	OK	74120
Davita—Cherokee Dialysis Center	53 Echota Church Road	Cherokee	NC	28719
Davita—Cincinnati	815 Eastgate Boulevard South	Cincinnati	OH	45245
Davita—Cleveland Dialysis Center	600 East Houston Street, Suite 630	Cleveland	TX	77327
Davita—Dennison	1220 Reba Macentire Lane	Denison	TX	75020
Davita—Dialysis Care of Franklin County	1706 North Carolina Highway 39 North	Louisburg	NC	27549
Davita—Doctors Dialysis Center of East Los Angeles	4036 East Whittier Boulevard, Suite 100	Los Angeles	CA	90023
Davita—Duncan Dialysis	2645 West Elk	Duncan	OK	73533
Davita—Durant #2024	411 Westside Drive	Durant	OK	74701
Davita—East Chicago	4320 Fir Street, Suite 404	East Chicago	IN	46312
Davita Easton Dialysis	402 Marvel Court	Easton	MD	21601
Davita—Eaton Canyon Dialysis Center	2551 East Washington Boulevard	Pasadena	CA	91107

Center Name	Address	City	ST	Zip
Davita—Elk City	1710 West 3rd Street, Suite 101	Elk City	OK	73644
Davita—Flint Dialysis Center #1557	Two Hurley Plaza, Suite 115	Flint	MI	48503
Davita—Forest Lake Dialysis Unit	1068 South Lake Street	Forest Lake	MN	55025
Davita Fort Pierce	1801 South 23rd Street, Suite 1	Fort Pierce	FL	34950
Davita—Greater Portsmouth Dialysis Center #1544	3516 Queen Street	Portsmouth	VA	23707
Davita Hayward Dialysis Center	22477 Maple Court	Hayward	CA	94541
Davita—Hermiston Dialysis Center	1155 West Linda Avenue	Hermiston	OR	97838
Davita—Hopewell Dialysis	301 West Broadway	Hopewell	VA	23860
Davita—Houston Kidney Center—Cypress Station	221 Fm 1960 Road West	Houston	TX	77090
Davita Jonesboro	118 Stockbridge Road	Jonesboro	GA	30236
Davita—Lamplighter Dialysis Center #2051	12654 Lamplighter Square	St. Louis	MO	63128
Davita—Las Vegas Dialysis Center	3100 West Charleston, Suite 100	Las Vegas	NV	89102
Davita—Leesburg Dialysis	801 East Dixie Avenue, Suite 108-A	Leesburg	FL	34748
Davita—Lodi Community Dialysis, Inc.	2415 West Vine Street, Suite 106	Lodi	CA	95242
Davita—Lonestar Dialysis Center	8560 Monroe Road	Houston	TX	77061
Davita—Marshall Dialysis	1301 South Washington	Marshall	TX	75670
Davita—Miami Dialysis Center	200 2nd Avenue Southwest	Miami	OK	74354
Davita—Miami Lakes Artifical Kidney Center	14600 60th Avenue Northwest	Miami Lakes	FL	33014
Davita—Michigan City	120 Dunes Plaza	Michigan City	IN	46360
Davita Midtown Atlanta	121 Linden Avenue	Atlanta	GA	30308
Davita Milledgeville	400 South Wayne Street	Milledgeville	GA	31061
Davita—Mission Dialysis Center of Oceanside	2227-B El Camino Real, Camino Town and Country Shopping Center	Oceanside	CA	92054
Davita—Mission Dialysis Center of San Diego	7007 Mission Gorge Road	San Diego	CA	92120
Davita—Mission Dialysis of El Cajon	858 Fletcher Parkway	El Cajon	CA	92020
Davita—Montclare, Aka; Belmont Avenue Dialysis Center #2030	7009 West Belmont Avenue	Chicago	IL	60634
Davita—Munster	8317 Calumet Avenue, Suite A	Munster	IN	46321
Davita—Muskogee Community Dialysis	2913 Azalea Park Boulevard	Muskogee	OK	74401
Davita—Napa Dialysis Center	3900—C Bel Aire Plaza	Napa	CA	94558
Davita—Nephrology Center of Augusta, Inc.	1238 D’Antignac Street	Augusta	GA	30901
Davita New Orleans	4528 Freret Street	New Orleans	LA	70115
Davita—Norman	1818 West Lindsey, B. 104	Norman	OK	73069
Davita—Northwest Bethany	7800 Northwest 23rd Street, Suite A	Bethany	OK	73008
Davita—Oklahoma City	4140 West Memorial Road, Suite 107	Oklahoma City	OK	73120
Davita—Omni	9350 Kirby, Suite 110	Houston	TX	77054
Davita—Owings Mills	10 Cross Road, Suite 110	Owings Mills	MD	21117
Davita Palm Desert Dialysis Center, Inc.	41-501 Corporate Way	Palm Desert	CA	92260
Davita—Panama City Dialysis	615 Highway 231	Panama City	FL	32405
Davita—Paramount Dialysis Center	8319 Alondra Boulevard	Paramount	CA	90723
Davita—Peninsula Dialysis Center #1545	2 Bernardine Drive, 1st Floor	Newport News	VA	23602
Davita—Piedmont Dialysis	2710 Telegraph Avenue	Oakland	CA	94612
Davita—Pipestone Dialysis Center	911 5th Avenue Southwest	Pipestone	MN	56164
Davita—Pompano Beach Artificial Kidney Center	1311 East Atlantic Boulevard	Pompano Beach	FL	33060
Davita—Port Charlotte Artificial Kidney Center	4300 Kings Highway, Suite 406, Box D17	Port Charlotte	FL	33980
Davita—Portsmouth Dialysis Center #2014	2000 High Street	Portsmouth	VA	23704
Davita—San Antonio Dialysis Center	1211 East Commerce Street	San Antonio	TX	78205
Davita—Santa Ana Dialysis	1820 East Deere Avenue	Santa Ana	CA	92705
Davita—Shawnee Dialysis Center	2508 North Harrison Avenue	Shawnee	OK	74804
Davita—Southwest Atlanta Nephrology	3620 Martin Luther King Drive Southwest	Atlanta	GA	30331

Center Name	Address	City	ST	Zip
Davita—Stilwell Dialysis Center	319 North 2nd Street	Stilwell	OK	74960
Davita—Summerlin Dialysis Center	653 Town Center Drive, Building 2, Suite 70	Las Vegas	NV	89144
Davita—Sunrise Dialysis Center, Inc.	13039 Hawthorne Boulevard	Hawthorne	CA	90250
Davita—Thornton Dialysis Center	8800 Fox Drive	Denver	CO	80260
Davita—Tokay Dialysis Center #2016	312 Fairmont Avenue	Lodi	CA	95240
Davita—Tulsa	4436 South Harvard	Tulsa	OK	74135
Davita—University Park Dialysis Center	3986 South Figueroa Street	Los Angeles	CA	90037
Davita—USC Kidney Center	2310 Alcazar Street	Los Angeles	CA	90089
Davita—Vacaville Dialysis Center	1241 Alamo Drive, Suite 7	Vacaville	CA	95687
Davita—Valparaiso	606 Lincolnway	Valparaiso	IN	46383
Davita—Venice Dialysis Center	816 Pinebrook Road	Venice	FL	34285
Davita—Victoria Dialysis	1405 Victoria Station Drive	Victoria	TX	77901
Davita—Warsaw Dialysis Center #0567	213 West College Street	Warsaw	NC	28398
Davita—Waynesville Dialysis Center #2000	11 Park Terrace Drive	Clyde	NC	28721
Davita—West Detroit Dialysis Center #1532	12950 West Chicago Street	Detroit	MI	48228
Davita—West Mount Houston Dialysis	2506 West Mount Houston Road, Suite A	Houston	TX	77038
Davita # 476—Iris City Dialysis	521 North Expressway Village, Suite 1509	Griffin	GA	30223
Davita Arvada Dialysis	9950 West 80th, Suite 25	Arvada	CO	80005
Davita Bountiful Dialysis	724 West 500 South, Suite 300	West Bountiful	UT	84087
Davita Brea Dialysis Center	595 Tamarack Avenue, Suite A	Brea	CA	92821
Davita Burnsville Dialysis	303 East Nicollet, Suite 363	Burnsville	MN	55337
Davita Capitol Dialysis	555 Park Street, Suite 230	St. Paul	MN	55103
Davita Cass Lake Dialysis	602 Grand Utley Street	Cass Lake	MN	56633
Davita Chinle Dialysis Facility	U.S. Highway 191, PO Box 897	Chinle	AZ	86503
Davita Clinton Dialysis Center	150 South 31st Street	Clinton	OK	73601
Davita Commerce City Dialysis	6320 Holly Street	Commerce City	CO	80022
Davita Coon Rapids Dialysis	3960 Coon Rapids Boulevard, Suite 309	Coon Rapids	MN	55433
Davita Crescent Heights Dialysis	8151 Beverly Boulevard	Los Angeles	CA	90048
Davita Deerfield Beach	1983 West Hillsboro Boulevard	Deerfield Beach	FL	33442
Davita Desert Mountain Dialysis	9220 East Mountainview Road, Suite 105	Scottsdale	AZ	85258
Davita Dialysis	5610 Almeda Road	Houston	TX	77004
Davita Dialysis	611 Electric Avenue	Lewistown	PA	17044
Davita Dialysis Center of Middle Georgia	747 Second Street	Macon	GA	31201
Davita Dialysis Eagan #2041	2750 Blue Water Road, Suite 300	Eagan	MN	55121
Davita Dialysis Unit—Hopi Health Care Center	Highway 264—Mile Marker 388	Polacca	AZ	86042
Davita Doctors Dialysis Center of Montebello	1721 West Whittier Boulevard	Montebello	CA	90640
Davita East Macon Dialysis	750 Baconsfield Drive, Suite 103	Macon	GA	31211
Davita Englewood Dialysis	3247 South Lincoln Street	Englewood	CO	80113
Davita First Landing Dialysis Center	1745 Camelot Drive, Suite 100	Virginia Beach	VA	23454
Davita Forest Park Dialysis Center	380 Forest Parkway	Forest Park	GA	30297
Davita Fort Valley Dialysis Center	557 North Bluebird Boulevard	Fort Valley	GA	31030
Davita Garey Dialysis Center	1880 North Garey Avenue	Pomona	CA	91767
Davita Garfield Hemodialysis Center	118 Hilliard Avenue	Monterey Park	CA	91754
Davita Glendora Dialysis Center	120 West Foothill Boulevard	Glendora	CA	91741
Davita Grand Blanc Dialysis	3625 Genesys Parkway	Grand Blanc	MI	48439
Davita Greater El Monte Dialysis Center	1938 Tyler Avenue, Suite J-168	El Monte	CA	91733
Davita Griffin Dialysis Center	731 South 8th Street	Griffin	GA	30224
Davita Harbor-UCLA	21602 South Vermont Avenue	Torrance	CA	90502
Davita Hemet Dialysis Center	1330 South State Street, Suite B.	San Jacinto	CA	92583
Davita Hendersonville Dialysis Center	500 Beverly Hanks Center, Highway 25 North	Hendersonville	NC	28792
Davita Hollywood Dialysis Center	5108 Sunset Boulevard	Los Angeles	CA	90027
Davita Home Dialysis	825 South Eighth Street, Sl16	Minneapolis	MN	55404
Davita Hope Dialysis Center	300 Marcella Road	Hampton	VA	23666
Davita Jackson Dialysis Center	234 West Louis Glick Highway	Jackson	MI	49201
Davita Kayenta Dialysis Facility	Highway 163, PO Box 217	Kayenta	AZ	86033

Center Name	Address	City	ST	Zip
Davita Kenner Regional Dialysis Center	200 West Esplanade Avenue, Suite 100	Kenner	LA	70065
Davita Lakewood Crossing Dialysis	1057 South Wadsworth Boulevard	Lakewood	CO	80226
Davita Lakewood Dialysis Center	1750 North Pierce Street, Suite B.	Lakewood	CO	80214
Davita Lincolnland	1112 Centre West Drive	Springfield	IL	62704
Davita Logan Square Dialysis Services, Inc.	2659 North Milwaukee Avenue	Chicago	IL	60647
Davita Los Angeles Dialysis Center	2250 South Western Avenue, Suite 100	Los Angeles	CA	90018
Davita Lowry Dialysis Center	7465 East 1st Avenue, Suite A	Denver	CO	80230
Davita Lufkin Dialysis	509 Chestnut Village	Lufkin	TX	75901
Davita Macomb Kidney Center	11885 East 12 Mile Road, Suites 100a-100b	Warren	MI	48093
Davita Main Place Dialysis	972 Town and Country Road	Orange	CA	92868
Davita Merrillville Dialysis	9223 Taft Street	Merrillville	IN	46410
Davita Michigan Kidney Center—Brighton	7960 West Grand River, Suite 210	Brighton	MI	48114
Davita Midvalley Dialysis Center	5578 South 1900 West	Taylorsville	UT	84118
Davita Minnetonka Dialysis Unit	17809 Hutchins Drive	Minnetonka	MN	55345
Davita Mission Dialysis Center	1181 Broadway	Chula Vista	CA	91911
Davita Montclair Dialysis Center	5050 Palo Verde Street, Suite 100	Montclair	CA	91763
Davita Monterey Park Dialysis Center, Inc.	2560 Corporate Place, Building D, Suites 100-101	Monterey Park	CA	91754
Davita Moultrie Dialysis Center	2419 South Main Street	Moultrie	GA	31768
Davita Newport News Dialysis	700 Newmarket Square	Newport News	VA	23605
Davita Norwalk Dialysis Center	12375 East Imperial Highway	Norwalk	CA	90650
Davita of Haines City	110 Patterson Road	Haines City	FL	33844
Davita of Sterling Dialysis Center	46396 Benedict Drive, Suite 100	Sterling	VA	20164
Davita of Vidalia	1806 Edwina Drive	Vidalia	GA	30474
Davita of Woodstock	2001 Professional Parkway, Suite 100	Woodstock	GA	30188
Davita Pacific Coast Dialysis Center	1416 Centinela Avenue	Inglewood	CA	90302
Davita Piedmont Dialysis Center	1575 Northside Drive Northeast, Suite 365	Atlanta	GA	30318
Davita Pikes Peak Dialysis Center	2002 Le Laray Street	Colorado Springs	CO	80909
Davita Pin Oak Dialysis	1302 Pin Oak Road	Katy	TX	77494
Davita Pine City Dialysis	129 East 6th Avenue	Pine City	MN	55063
Davita Pocono Dialysis Center	447 Office Plaza—100 Plaza Court, Suite B	East Stroudsburg	PA	18301
Davita Premier Dialysis	7612 Atlantic Avenue	Cudahy	CA	90201
Davita Printer’s Place Dialysis Center	2802 International Circle	Colorado Springs	CO	80910
Davita Renal Care—UCLA Dialysis Center	200 UCLA Medical Plaza, Suite 565	Los Angeles	CA	90095
Davita Rockville	14915 Broschart Road, Suite 100	Rockville	MD	20850
Davita Sapulpa Dialysis Center	9647 Ridgeview Street	Tulsa	OK	74131
Davita Shiprock Dialysis Center	Us Highway 666 North, PO Box 2156	Shiprock	NM	87420
Davita South Denver Dialysis	990 East Harvard Avenue	Denver	CO	80210
Davita South San Antonio Dialysis	1313 Southeast Military Drive, Suite 111	San Antonio	TX	78214
Davita—Southwest San Antonio Dialysis	7515 Barlite Boulevard	San Antonio	TX	78224
Davita St. Louis Park Dialysis	6490 Excelsior Boulevard	Minneapolis	MN	55426
Davita St. Paul Dialysis	555 Park Street, Suite 180	St. Paul	MN	55103
Davita Swannanoa Dialysis Center #1508	2305 Us Highway 70	Swannanoa	NC	28778
Davita Valley View Dialysis	26900 Cactus Avenue	Moreno Valley	CA	92555
Davita Washington Dialysis Center	154 Washington Plaza	Washington	GA	30673
Davita Washington Plaza Dialysis Center	516-522 East Washington Boulevard	Los Angeles	CA	90015
Davita Wheaton Dialysis	11941 Georgia Avenue, Wheaton Park Shopping Center	Wheaton	MD	20902
Davita Whiteside Dialysis	2600 North Locust Avenue, Suite D	Sterling	IL	61081
Davita Whittier Dialysis Center	10055 Whittwood Drive	Whittier	CA	90603
Davita—Wichita Dialysis	909 North Topeka	Wichita	KS	67214
Davita Wilshire Dialysis Center	1212 Wilshire Boulevard	Los Angeles	CA	90017
Davita Woodbury Dialysis	1850-3 Weir Drive	St. Paul	MN	55125
Davita-South County Dialysis	4145 Union Road	St. Louis	MO	63129

Center Name	Address	City	ST	Zip
De Kalb Dialysis Unit	8 Health Services Drive, Suite C Professional Building	De Kalb	IL	60115
Delray Artificial Kidney Center	16244 South Military Trail, Suite 110	Delray Beach	FL	33484
Delta-Sierra Dialysis Center—Total Renal Care	555 West Benjamin Holt Drive, Suite 200	Stockton	CA	95207
Dialysis Associates of the Palm Beaches, Inc.	2611 Poinsettia Avenue	West Palm Beach	FL	33407
Dialysis Care of Anson County	923 East Caswell Street	Wadesboro	NC	28170
Dialysis Care of Edgecombe County	3206 Western Boulevard	Tarboro	NC	27886
Dialysis Care of Hoke County	403 South Main Street	Raeford	NC	28376
Dialysis Care of Kannapolis	1607 North Main Street	Kannapolis	NC	28081
Dialysis Care of Martin County	100 Medical Drive	Williamston	NC	27892
Dialysis Care of Mecklenburg	3515 Latrobe Drive	Charlotte	NC	28211
Dialysis Care of Montgomery County	318 North Main Street	Troy	NC	27371
Dialysis Care of Moore	#16 Regional Drive, Suite 1-4	Pinehurst	NC	28374
Dialysis Care of North Mecklenberg	9030 Glenwater Drive	Charlotte	NC	28262
Dialysis Care of Richmond	Highway 177 South, Behind Britthaven	Hamlet	NC	28345
Dialysis Care of Rockingham County	251 West King’s Highway	Eden	NC	27288
Dialysis Care of Rowan	1406 B. West Innes Street	Salisbury	NC	28144
Dialysis Care of Rutherford County	226 Commercial Drive	Forest City	NC	28043
Dialysis Care of Wayne County	2403 Wayne Memorial Drive	Goldsboro	NC	27530
Dialysis Center At Oxford Court	930 Town Center Drive, Suite G. 100	Langhorne	PA	19047
Dialysis Center At St. Mary	1205 Langhorne-Newtown Road Asb First Floor	Langhorne	PA	19047
Dialysis Center of Gonzales	428 St. Andrew Street	Gonzales	TX	78629
Dialysis Center of Middle Georgia	509 North Houston Road	Warner Robins	GA	31093
Dialysis of Des Moines	501 Southwest 7th Street, Suite B.	Des Moines	IA	50309
Dialysis of Georgia, L.L.C.	1565 East Highway 34, Suite A	Newnan	GA	30265
Dialysis of Georgia, LLC—Ellijay	91 Southside Church Street	Ellijay	GA	30540
Dialysis of Georgia, LLC—Gainesville	2545 Flintridge Road, Suite 130	Gainesville	GA	30501
Dialysis of Reading	2201 Dengler Street	Reading	PA	19606
Dialysis Specialists of Dallas, Dba: Elmbrook Kidney Center	7920 Elmbrook, Suite 108	Dallas	TX	75247
Dialysis Systems of Covington—Davita	210 Greenbriar Boulevard	Covington	LA	70433
Dialysis Systems of Hammond—Davita	2570 Southwest Railroad Avenue, Suite A	Hammond	LA	70403
Dialysis Treatment Center	745 Pine Street	Macon	GA	31201
Downey Dialysis Center	8630 Florence Avenue	Downey	CA	90240
Downtown Dialysis Center	821 North Eutaw Street, Suite 401	Baltimore	MD	21201
Dulaney Towson Dialysis Center	113 West Road	Towson	MD	21204
Dyker Heights Dialysis Center	1435 86th Street	Brooklyn	NY	11228
East Aurora Dialysis	482 South Chambers Road	Aurora	CO	80017
East End Dialysis Center of Total Renal Care, Inc.	2201 East Main Street, Suite 100	Richmond	VA	23223
East Fort Lauderdale Dialysis Center #2031	1301 South Andrews Avenue, Suite 101	Fort Lauderdale	FL	33315
East Point Dialysis	2669 Church Street	East Point	GA	30344
Eastmont Dialysis Center	7200 Bancroft Avenue, Suite 220	Oakland	CA	94605
Eden Prairie Dialysis Center #2042	14852 Scenic Heights Road, Suite 255	Eden Prairie	MN	55344
Edina Dialysis of Total Renal Care	6550 York Avenue South, Suite 100	Edina	MN	55435
El Camino Dialysis Center	2490 Grant Road	Mountain View	CA	94040
El Milagro Dialysis Center	2800 South Interstate Highway 35iii Fountain Park Plaza, Suite 120	Austin	TX	78704
Elberton Dialysis Facility, Incorporated	325 North Mcintosh Street	Elberton	GA	30635
Elk River Kidney Center, LLC	216 South Bridge Street	Elkton	MD	21921
Evergreen Dialysis Center	2240 Tully Road	San Jose	CA	95122
Faribault Dialysis of Total Renal Care	201 South Lyndale Avenue	Faribault	MN	55021
Federal Way Community Dialysis Center	1109 South 348th Street	Federal Way	WA	98003
Flamingo Park Kidney Center	901 East 10th Avenue	Hialeah	FL	33010
Florin Dialysis Center—Total Renal Care	7000 Stockton Boulevard	Sacramento	CA	95823
Forrest Park Dialysis Center #2025	1425 Hampton Avenue	St. Louis	MO	63139
Fort Lauderdale Renal Associates, Inc.	6264 North Federal Highway	Fort Lauderdale	FL	33308

Center Name	Address	City	ST	Zip
Fourth Street Dialysis	3101b North 4th Street	Longview	TX	75605
Fowlerville Dialysis	206 East Grand River	Fowlerville	MI	48836
Franconia Dialysis Center #2040	5695 King Centre Drive, 1st Floor	Alexandria	VA	22315
Franklin Dialysis Center	150 South Independence Mall West, Suite 101, Public Ledger Building	Philadelphia	PA	19106
Freeport Dialysis Unit	25 North Harlem Avenue	Freeport	IL	61032
Garden City Dialysis	1100 Stewart Avenue	Garden City	NY	11530
Garden City Dialysis Center of Total Renal Care	310 East Walnut	Garden City	KS	67846
Georgetown On the Potomac Dialysis Center	3223 K Street Northwest, Suite 110	Washington	DC	20007
Germantown Dialysis Center #2053	20111 Century Boulevard, Suite C	Germantown	MD	20874
Gettysburg Dialysis	26 Springs Avenue, Suite C	Gettysburg	PA	17325
Grand Island Kidney Center #1572	2116 West Faidley Avenue	Grand Island	NE	68803
Granite City Dialysis	#9 American Village Shopping Center	Granite City	IL	62040
Great Bridge Dialysis—Total Renal Care	745 North Battlefield Boulevard	Chesapeake	VA	23320
Greenspring Dialysis Center, Inc.	3825 Greenspring Avenue	Baltimore	MD	21211
Greer Kidney Center, Inc.	211 Village Drive	Greer	SC	29651
Gulf Breeze Dialysis	1121 Overcash Drive	Dunedin	FL	34698
Gulf Coast Dialysis, Inc.	3300 Tamiami Trail, Suite 101a	Port Charlotte	FL	33952
Hallwood Dialysis Center #1558	4929 Clio Road, Suite B.	Flint	MI	48504
Harford Road Dialysis Center	5800 Harford Road	Baltimore	MD	21214
Harlan Dialysis	1213 Garfield Avenue	Harlan	IA	51537
Henderson Dialysis Center	1002 Highway 79 North	Henderson	TX	75652
Hernando Kidney Center	2985-A Landover Boulevard	Spring Hill	FL	34608
Hill Country Dialysis	1820 Peter Garza Street	San Marcos	TX	78666
Home Pharmacy Services C/O Cvs Procare Pharmacy	6622 Fannin Street	Houston	TX	77030
Honesdale Dialysis Center—A Total Renal Care Facility	Maple Avenue—Route 6—Sturbridge Mall	Honesdale	PA	18431
Hope Again Dialysis	1207 State Route V.V.	Kennett	MO	63857
Houston Kidney Center Southwest	11111 Brooklet Drive, Building 100, Suite 100	Houston	TX	77099
Hudson Valley Dialysis Center, Inc.	155 White Plains Road, Suite 107	Tarrytown	NY	10591
Hyde Park Kidney Center	1437-39 East 53rd Street	Chicago	IL	60615
IHS—Bronx Dialysis Center	1615 Eastchester Road	Bronx	NY	10461
Imperial Care, Inc.	3680 East Imperial Highway, 2nd Floor	Lynwood	CA	90262
Independent Renal Center—Davita	12392 Highway 40	Independence	LA	70443
Interamerican Dialysis Institute, Inc.	7815 Coral Way, Suite 119	Miami	FL	33155
Ira of Celebration	1154 Celebration Boulevard	Celebration	FL	34747
Ira of Orlando, Llp	14050 Town Loop Boulevard	Orlando	FL	32837
Irvine Dialysis Center	16255 Laguna Canyon Road	Irvine	CA	92618
Jennersville Dialysis Center—A Total Renal Care Facility	1011 West Baltimore Pike Avenue	West Grove	PA	19390
Katy Dialysis Center	22233 Katy Freeway	Katy	TX	77450
Kent Community Dialysis	21501 84th Avenue South	Kent	WA	98032
Kidney Care Center	1300 Mercantile Lane, Suite 194	Upper Marlboro	MD	20774
Kidney Care Center	13970 Baltimore Boulevard	Laurel	MD	20707
Kidney Care Perry, LLC	1027 Keith Drive	Perry	GA	31069
Kidney Dialysis Care Units	3600 East Martin Luther King, Junior Boulevard	Lynwood	CA	90262
Lake County Dialysis	918 South Milwaukee	Libertyville	IL	60048
Lake Dialysis	221 North First Street	Leesburg	FL	34748
Lake Elsinore Dialysis	32291 Mission Trail Road, Building S.	Lake Elsinore	CA	92530
Lakewood Community Dialysis Center	5919 Lakewood Town Center Boulevard, Suite A	Lakewood	WA	98499
Lee Street Dialysis	5155 Lee Street Northeast	Washington	DC	20019
Lejeune Dialysis Center, Inc.	4338 Northwest 7th Street	Miami	FL	33126
Life Care Dialysis Center	221 West 61st Street	New York	NY	10023

Center Name	Address	City	ST	Zip
Lincoln Park Dialysis Services—Total Renal Care	3157 North Lincoln Avenue	Chicago	IL	60657
Linden Dialysis	522 North Wood Avenue	Linden	NJ	07036
Livingston Dialysis Center	203 North Houston Street	Livingston	TX	77351
Lynbrook Dialysis Center	147 Scranton Avenue	Lynbrook	NY	11563
Madison Dialysis Center	302 North Highway Street	Madison	NC	27025
Manzanita Dialysis Center, Dba: Total Renal Care—Manzanita	5120 Manzanita Avenue, Suites 140 and 160	Carmichael	CA	95608

Maplewood Dialysis Davita	2785 White Bear Avenue	Maplewood	MN	55109
Marianna Dialysis	4319 Lafayette	Marianna	FL	32446
Marshall Dialysis of Total Renal Care	300 South Bruce Street	Marshall	MN	56258
Maryville Dialysis Center	2130 Vadalabene Drive	Maryville	IL	62062
Mcdonough Dialysis Center	114 Dunn Avenue	Mcdonough	GA	30253
Meherrin Dialysis Center, Inc.	201-A Weaver Avenue	Emporia	VA	23847
Memorial Dialysis	10000 Old Katy Road, Suite 210b	Houston	TX	77055
Memorial Dialysis Center	4427 South Robertson Street	New Orleans	LA	70115
Miami Beach Kidney Center	400 Arthur Godfrey Road, Suite 402	Miami Beach	FL	33140
Mid-Columbia Kidney Center	117 South 3rd Avenue	Pasco	WA	99301
Middletown Dialysis Center—#529	500 Highway 35 South, Union Square, Suite 9a	Red Bank	NJ	07701
Mid-Town Macon Dialysis	657 Hemlock Street, Suite 100	Macon	GA	31201
Midwest City Dialysis Center #955	7221 East Reno Avenue	Midwest City	OK	73110
Milford Dialysis Center—A Total Renal Care Facility	10 Buist Road, County Commerce Center	Milford	PA	18337
Minneapolis Dialysis Center of Davita	825 South 8th Street, Suite Sl42	Minneapolis	MN	55404
Minneapolis North East Hennepin Dialysis	1049 10th Avenue South East	Minneapolis	MN	55414
Misson Hills Dialysis	2700 North Stanton	El Paso	TX	79902
Mitchell Community Dialysis of Davita	525 North Foster	Mitchell	SD	57301
Moncrief Dialysis Center	800 West 34th Street	Austin	TX	78705
Montevideo Dialysis Davita	824 North 11th Street	Montevideo	MN	56265
Mount Adams Kidney Center	512 2nd Avenue	Zillah	WA	98953
Mount Dora Dialysis	2735 West Old U.S. Highway 441	Mount Dora	FL	32757
Mount Pocono Dialysis Center—#1504	100 Community Drive, Suite 106	Tobyhanna	PA	18466
Nephrology Center of Louisville	1011 Peachtree Street	Louisville	GA	30434
Nephrology Center of South Augusta	1631 Gordon Highway, Suite 1b	Augusta	GA	30906
Nephrology Center of Statesboro	4b College Plaza	Statesboro	GA	30458
Nephrology Center of Waynesboro	163 South Liberty Street	Waynesboro	GA	30830
New Center Dialysis, P.C.	3011 West Grand Boulevard, Suite 650	Detroit	MI	48202
New Port Richey Kidney Center	4807 Grand Boulevard	New Port Richey	FL	34652
Newport Dialysis Center #2020	605 West Newport Pike	Newport	DE	19804
Norfolk Dialysis Center—A Total Renal Care Facility	962 Norfolk Square	Norfolk	VA	23502
North Georgia Home Dialysis	11685 Alpharetta Highway, Suite 100	Roswell	GA	30076
North Houston Kidney Center, L.L.P	380 West Little York	Houston	TX	77076
North Oakland Dialysis Facility	450 North Telegraph	Pontiac	MI	48341
North Palm Beach Dialysis Center, Inc.	3375 Burns Road, Suite 101	Palm Beach Gardens	FL	33410
Northeast Wichita Dialysis Center	2630 North Webb Road, Building 100, Suite 100	Wichita	KS	67226
Northwest Kidney Center, Llp	11029 Northwest Freeway	Houston	TX	77092
Novi Kidney Center, P.C.	47250 West Ten Mile Road	Novi	MI	48374
Oak Park Dialysis Center #369, Parkwood Plaza	13481 West Ten Mile Road	Oak Park	MI	48237
Oakland Peritoneal Dialysis Center	2633 Telegraph Avenue, Suite 115	Oakland	CA	94612
Ocala Regional Kidney—South Unit	13940 Us Highway 441	Lady Lake	FL	32159
Ocala Regional Kidney Center—East	2870 Southeast 1st Avenue	Ocala	FL	34471
Ocala Regional Kidney Center—North	2620 West Highway 316	Citra	FL	32113

Center Name	Address	City	ST	Zip
Ocala Regional Kidney Center—West	9401 Southwest Highway 200, Building 600, Suite 601	Ocala	FL	34481
Ocean Garden Dialysis Center	1738 Ocean Avenue	San Francisco	CA	94112
Olympic View Dialysis Center	125 16th Avenue East, Csb-5th Floor	Seattle	WA	98112
Orangevale Dialysis	9267 Greenback Lane, Suite A-2	Orangevale	CA	95662
Owensboro Dialysis Center #1530	1930 East Parrish Avenue	Owensboro	KY	42303
Pahrump Dialysis Center	1460 East Calvada Boulevard	Pahrump	NV	89048
Palm Brook Dialysis Center #2038	14664 North Del Webb Boulevard	Sun City	AZ	85373
Palmer Dialysis Center—A Total Renal Care Facility	30 Community Drive	Easton	PA	18045
Papago Dialysis Center	1401 North 24th Street, Suite 2	Phoenix	AZ	85008
Park Plaza Dialysis Center	G-1075 North Ballenger Highway	Flint	MI	48504
Pearland Dialysis	6516 Broadway	Pearland	TX	77581
Peekskill—Cortland Dialysis Center	Pike Plaza, Route 6, Suite 15	Cortlandt Manor	NY	10567
Pelham Parkway Dialysis Center	1400 Pelham Parkway South/ A-1, Building 5	Bronx	NY	10461
Peninsula Nephrology, Inc. Dba: San Mateo Dialysis Center	2000 South El Camino Real	San Mateo	CA	94403
Phenix City Dialysis Center	1900 Opelika Road	Phenix City	AL	36867
Pikesville Dialysis Center	1496 Reistertown Road	Pikesville	MD	21208
Pine Island Kidney Center	1871 North Pine Island Road	Plantation	FL	33322
Placerville Dialysis Center, Dba: Total Renal Care—Placerville	3964 Missouri Flat Road, Suite J.	Placerville	CA	95667
Platte Place Dialysis, A Total Renal Care Facility	2361 East Platte Place	Colorado Springs	CO	80909
Port Chester Dialysis Unit	38 Bulkley Avenue	Port Chester	NY	10573
Port Washington Dialysis	50 Seaview Boulevard	Port Washington	NY	11050
Potrero Hill Dialysis Center	1750 Cesar Chavez Street, Suite A	San Francisco	CA	94124
Pratt Dialysis Center of Total Renal Care	203 South Watson Suite 110	Pratt	KS	67124
Purcellville Dialysis Center of Total Renal Care	280 North Hatcher Avenue	Purcellville	VA	20132
Puyallup Dialysis Center	716-C South Hill Park	Puyallup	WA	98373
Queens Dialysis At South Flushing	71-12 Park Avenue	Flushing	NY	11365
Queens Dialysis Center	118-01 Guy Brewer Boulevard	Jamaica	NY	11434
Queens Village Dialysis	222-02 Hempstead Avenue	Queens Village	NY	11429
Red Wing Dialysis Davita	1407 West 4th Street	Red Wing	MN	55066
Redding Dialysis Center, Dba: Total Renal Care—Redding	1876 Park Marina Drive	Redding	CA	96001
Redwood Falls Dialysis Davita	100 Fallwood Road	Redwood Falls	MN	56283
Regional Kidney Disease Program of Total Renal Care, Dba: West St. Paul Dialysis	1555 Livingston	West St. Paul	MN	55118
Renal Care of Buffalo, Inc.	550 Orchard Park Road, Suite B104	Buffalo	NY	14224
Renal Treatment Center—St. Louis	2610 Clark Avenue	St. Louis	MO	63103
Renal Treatment Center—Columbus	6228 Bradley Park Drive, Suite B.	Columbus	GA	31904
Renal Treatment Center—Decatur	1987 Candler Road	Decatur	GA	30032
Renal Treatment Center—East St. Louis	129 North Eighth Street 3rd Floor	East St. Louis	IL	62201
Renal Treatment Center—Harrisburg	2601 North Third Street 3rd Floor, Main Building	Harrisburg	PA	17110
Renal Treatment Center—Lake Wales	1348 State Route 60 East	Lake Wales	FL	33853
Renal Treatment Center—Madison	220 Clifty Drive Unit K	Madison	IN	47250
Renal Treatment Center—Upland	1 Medical Boulevard, Professional Office Building Ii, Suite 120	Upland	PA	19013
Renal Treatment Centers—Longview	425 North Fredonia, Suite 300	Longview	TX	75601
Renal Treatment Centers—Palmerton	185-C Delaware Avenue	Palmerton	PA	18071

Center Name	Address	City	ST	Zip
Reston Dialysis Center #2059	1875 Campus Commons Drive	Reston	VA	22091
Richmond Kidney Center	1366 Victory Boulevard	Staten Island	NY	10301
River City Dialysis Center	1970 Northwestern Avenue North	Stillwater	MN	55082
Riverdale Dialysis	170 West 233rd Street	Riverdale	NY	10463
Riverside Dialysis Center	4361 Latham Street, Suite 100	Riverside	CA	92501
Riverside Dialysis Davita	606 24th Avenue South, Suite 701	Minneapolis	MN	55454
Rivertowne Dialysis Center At Oxon Hill	6192 Oxon Hill Road	Oxon Hill	MD	20745
Rockford Memorial Hospital Dialysis Unit	2400 North Rockton Avenue	Rockford	IL	61103
Rocky Hill Connecticut	1845 Silas Deane Highway	Rocky Hill	CT	06067
Rose Garden Dialysis Center	999 West Taylor Street	San Jose	CA	95126
Rosebud Dialysis of Davita	1 Soldier Creek Road	Rosebud	SD	57570
Rosemead Springs Dialysis Center #1518	3212 Rosemead Boulevard	El Monte	CA	91731
Saginaw Dialysis Clinic	1527 East Genesee	Saginaw	MI	48607
Salinas Valley Dialysis Services, Inc.	955 Blanco Circle, Suite C	Salinas	CA	93901
Satellite Dialysis	2128 Soquel Avenue	Santa Cruz	CA	95062
Satellite Dialysis Centers—Sunnyvale	155 North Wolfe Road	Sunnyvale	CA	94086
Satellite Dialysis Centers, Inc.	1175 Saratoga Avenue, Suite 14	San Jose	CA	95129
Satellite Dialysis Centers, Inc.	1255 North Dutton Avenue, Park Center 2	Santa Rosa	CA	95401
Satellite Dialysis Centers, Inc.	1329 Spanos Court, Building D	Modesto	CA	95355
Satellite Dialysis Centers, Inc.	136 East Columbia Way	Sonora	CA	95370
Satellite Dialysis Centers, Inc.	1410 Marshall Street	Redwood City	CA	94063
Satellite Dialysis Centers, Inc.	1729 North Olive Avenue, Suite 9	Turlock	CA	95382
Satellite Dialysis Centers, Inc.	2121 Alexian Drive	San Jose	CA	95116
Satellite Dialysis Centers, Inc.	393 Blossom Hill Road, Suite 110	San Jose	CA	95123
Satellite Dialysis Centers, Inc.	40 Pennylane, Suite 1	Watsonville	CA	95076
Satellite Dialysis Larkspur #771	565 Sir Francis Drake Boulevard	Greenbrae	CA	94904
Satellite Dialysis Windsor	911 Medical Center Plaza, Suite 16	Windsor	CA	95492
Satellite Home Care LLC—Modesto	1208 Floyd Avenue	Modesto	CA	95350
Scottsbluff Dialysis Center	3812 Avenue B.	Scottsbluff	NE	69361
Seneca County Dialysis	65 St. Francis Street, Betty Jane Center	Tiffin	OH	44883
Shenandoah Dialysis #1574	300 Pershing	Shenandoah	IA	51601
Sherman Dialysis Center	205 West Lamberth Road	Sherman	TX	75092
Sierra Rose Dialysis Center	685 Sierra Rose Drive	Reno	NV	89511
Sioux Falls Community Dialysis of Davita	McKennan Hospital, 800 East 21st Street, 4th Floor	Sioux Falls	SD	57105
Slidell Kidney Care	1150 Robert Boulevard, Suite 240	Slidell	LA	70458
Soledad Dialysis	901 Los Coches Drive	Soledad	CA	93960
Somerset Dialysis Center #414	240 Chruchill Avenue	Somerset	NJ	08873
Soundview Dialysis Center	1622-24 Bruckner Boulevard	Bronx	NY	10473
South Bronx Kidney Center	1940 Webster Avenue	Bronx	NY	10457
South Brooklyn Nephrology Center, Inc.	3915 Avenue V.	Brooklyn	NY	11234
South Broward Artificial Kidney Center	4401 Hollywood Boulevard	Hollywood	FL	33021
South County Dialysis	7800 Arroyo Circle	Gilroy	CA	95020
South Las Vegas Dialysis Center—Davita	4711 Industrial Road	Las Vegas	NV	89103
South Philadelphia Dialysis Center	109 Dickinson Street	Philadelphia	PA	19147
South Sacramento Dialysis Center, Dba: Total Renal Care—South Sacramento	7000 Franklin Boulevard, Suite 880	Sacramento	CA	95823
South San Francisco Dialysis	205 Kenwood Way	South San Francisco	CA	94080
Southeastern Dialysis Center	608 Pecan Lane	Whiteville	NC	28472
Southeastern Dialysis Center of Elizabethtown	101 Dialysis Drive	Elizabethtown	NC	28337
Southeastern Dialysis Center, Inc.	14 Office Park Drive	Jacksonville	NC	28546
Southeastern Dialysis Center, Inc.	704 South Dickerson	Burgaw	NC	28425
Southeastern Dialysis of Kenansville	305 Beasley Street	Kenansville	NC	28349
Southeastern Dialysis of Wilmington	2215 Yaupon Drive	Wilmington	NC	28401
Southfield Dialysis Center #329	23077 Greenfield Road, Suite 104	Southfield	MI	48075
Southfield West Dialysis Center #295	21900 Melrose, Southfield Tech Center, Building #2	Southfield	MI	48075
Southwest Ohio Dialysis #1541	215 South Allison Avenue	Xenia	OH	45385
St. Charles Dialysis Unit	3600 Prytania Street, Suite 83	New Orleans	LA	70115
St. Croix Falls Dialysis—Total Renal Care	744 Louisiana East	St. Croix Falls	WI	54024

Center Name	Address	City	ST	Zip
Sunrise Dialysis Center, Dba: Total Renal Care—Sunrise	2951 Sunrise Boulevard, Suite 145	Rancho Cordova	CA	95742
Sylva Dialysis Center	655 Asheville Highway	Sylva	NC	28779
Taylor County Dialysis Facility	101 Kingswood Drive	Campbellsville	KY	42718
Tell City Dialysis Center #1531	1602 Main Street	Tell City	IN	47586
The Center for Kidney Disease	1190 Northwest 95th Street, Suite 208	Miami	FL	33150
The New York United Dialysis Center	406 Boston Post Road	Port Chester	NY	10573
Timpanogos Dialysis Center	852 North 500 West, Suite 200	Provo	UT	84604
Total Renal Care	111 Michigan Avenue Northwest	Washington	DC	20010
Total Renal Care—Atlantic City	2720 Atlantic Avenue	Atlantic City	NJ	08401
Total Renal Care—Bedford Dba: Heb Dialysis Center	1401 Brown Trail, Suite A	Bedford	TX	76022
Total Renal Care—Bridgewater Dialysis Center	2121 Route 22 West	Bound Brook	NJ	08805
Total Renal Care—Cape May Courthouse	144 Magnolia Drive	Cape May Courthouse	NJ	08210
Total Renal Care—Carroll County Dialysis Facility	412 Malcolm Drive, Suite 310	Westminster	MD	21157
Total Renal Care—Chesapeake	1400 Crossways Boulevard, Crossways Ii, Suite 106	Chesapeake	VA	23320
Total Renal Care—Chestertown	100 Brown Street	Chestertown	MD	21620
Total Renal Care—Crystal City Dialysis	Highway 61 South and I. 55	Crystal City	MO	63019
Total Renal Care—Exton	710 Springdale Drive	Exton	PA	19341
Total Renal Care—Ghent Dialysis Center	901 Hampton Boulevard, Suite 200	Norfolk	VA	23507
Total Renal Care—Howell	3502 Route 9 South, Howell Heritage Plaza	Howell	NJ	07731
Total Renal Care—Independence Dialysis	801 West Myrtle	Independence	KS	67301
Total Renal Care—Kingwood	2300 Green Oaks, Suite 500	Kingwood	TX	77339
Total Renal Care—Lakeport	804 11th Street	Lakeport	CA	95453
Total Renal Care—Loma Vista	1382-A Lomaland	El Paso	TX	79935
Total Renal Care—Mesa Vista Dialysis Facility	2400 North Oregon, Suite C	El Paso	TX	79902
Total Renal Care—Muncy	Route 405	Muncy	PA	17756
Total Renal Care—North Houston	129 Little York	Houston	TX	77076
Total Renal Care—North Philadelphia Dialysis Center	3409-3411 Germantown Avenue	Philadelphia	PA	19140
Total Renal Care—Northeast Philadelphia	518 Knorr Street	Philadelphia	PA	19111
Total Renal Care—Northwest Baltimore Mount Washington	1340 Smith Avenue	Baltimore	MD	21209
Total Renal Care—Parsons	1902 South Highway 59, Building B. Labette County Medical Center	Parsons	KS	67357
Total Renal Care—Pleasanton, Aka: Pleasanton Dialysis Center	5720 Stoneridge Mall Road, Suites 140 and 160	Pleasanton	CA	94588
Total Renal Care—South Hayward Dialysis Center	254 Jackson Street	Hayward	CA	94544
Total Renal Care—Tamarac Artificial Kidney Center	7140-48 West Mcnab Road	Tamarac	FL	33321
Total Renal Care—Tomball Dialysis	27720-A Tomball Parkway	Tomball	TX	77375
Total Renal Care—Virginia Beach	740 Independence Circle	Virginia Beach	VA	23455
Total Renal Care—Wilmington Dialysis	700 Lea Boulevard, Suite G2	Wilmington	DE	19802
Total Renal Care—Winfield Dialysis	1315 East 4th Avenue	Winfield	KS	67156
Total Renal Care At Celia Dill Dialysis Center	Barns Office Center, Suite 206, Stoneleigh Avenue	Carmel	NY	10512
Total Renal Care At Richmond Community	1510 North 28th Street, Suite 110	Richmond	VA	23223
Total Renal Care At Union Plaza	810 First Street, Northeast, Suite 100	Washington	DC	20002
Total Renal Care Dba: Lincoln Park Capd	3929 North Central, Suite 1	Chicago	IL	60634
Total Renal Care of Fairfax	8501 Arlington Boulevard, Suite 100	Fairfax	VA	22031

Center Name	Address	City	ST	Zip
Total Renal Care Olympia Fields	4557b West Lincoln Highway	Matteson	IL	60443
Total Renal Care Union City Dialysis Center	32930 Alvarado Niles Road, Suite 300	Union City	CA	94587
Total Renal Care, Dba: Camp Hill Dialysis Center	425 North 21st Street, Plaza 21, First Floor	Camp Hill	PA	17011
Total Renal Care, Dba: Cleve Hill Dialysis Center	1461 Kensington Avenue	Buffalo	NY	14215
Total Renal Care, Dba: North Highlands Dialysis Center	4986 Watt Avenue	North Highlands	CA	95660
Total Renal Care, Dba: Scottsdale Dialysis Center	4725 North Scottsdale Road, Suite 100	Scottsdale	AZ	85251
Total Renal Care, Dba: Southeastern Dialysis Center of Shallotte	4740 Shallotte Avenue	Shallotte	NC	28470
Total Renal Care-Northwest San Antonio	8132 Fredericksburg Road	San Antonio	TX	78229
Total Renal Treatment—Berlin Dialysis Center	314 Franklin Avenue, Suite 306 Berlin Professional Center	Berlin	MD	21811
Tuba City Dialysis	500 Edgewater Drive	Tuba City	AZ	86045
Tustin Dialysis Center	2090 North Tustin Avenue	Santa Ana	CA	92705
United Dialysis Center	3111 Long Beach Boulevard	Long Beach	CA	90807
University Peritoneal Dialysis Center, Dba: Total Renal Care University Peritoneal Dialysis	300 University Avenue, Suite 122	Sacramento	CA	95825
Upstate Dialysis Center, Inc.	308 Mills Avenue	Greenville	SC	29605
Valley Dialysis Center	16149 Hart Street	Van Nuys	CA	91406
Venture Dialysis Center, Inc.	16855 Northeast 2nd Avenue, Suite 205	North Miami Beach	FL	33162
Waconia Dialysis Davita	490 Maple Street, Suite 110	Waconia	MN	55387
Walnut Creek Dialysis Center	108 La Casa Via, Suites 100 and 106	Walnut Creek	CA	94598
Washington Parish Kidney Care	724 Washington Street	Franklinton	LA	70438
Waterloo Dialysis Center	4200 North Lamar Street, Suite 100	Austin	TX	78756
Weaverville Dialysis Center—Total Renal Care	329 Merrimon Avenue	Weaverville	NC	28787
West Texas Dialysis	1250 East Cliff Drive, Building B.	El Paso	TX	79902
Western Home Dialysis	1750 Pierce Street, Suite A	Lakewood	CO	80214
White Plains Dialysis Center	200 Hamilton Avenue, Space 13b	Whiteplains	NY	10601
Woodland Dialysis Center	912 Woodland Drive	Elizabethtown	KY	42701
Yakima Dialysis Center #1539	110 South 9th Avenue	Yakima	WA	98902
Yonkers Dialysis Center	575 Yonkers Avenue	Yonkers	NY	10704
Ypsilanti Dialysis Center—Davita	2766 Washtenaw, Washetenaw Fountain Plaza	Ypsilanti	MI	48197
Yuba City Dialysis Center, Dba: Total Renal Care—Yuba City	1007 Live Oak Boulevard, Suite B-4	Yuba City	CA	95991

Agreement No. 200308360 (Continued)

Appendix C: List of Authorized Wholesalers

To ensure Dialysis Center receives the appropriate discount, it is important Amgen receives Dialysis Center’s current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with Dialysis Center’s contract. Please update the list by adding or deleting Wholesalers as necessary.

AMERICAN MEDICAL DISTRIBUTORS, INC.

SUBSIDIARY OF BELLCO DRUG CORPORATION

100 NEW HIGHWAY

AMITYVILLE, NY 11701

AMERISOURCE CORPORATION

100 FRIARS LANE

THOROFARE, NJ 08086

ASD SPECIALTY HEALTHCARE

SUBSIDIARY OF BERGEN BRUNSWIG DRUG CO.

4006 BELTLINE ROAD, SUITE 200, LB-21

ADDISION, TX 75001

BERGEN BRUNSWIG DRUG COMPANY

4000 METROPOLITAN DRIVE

ORANGE, CA 92868

HENRY SCHEIN INCORPORATED

135 DURYEA ROAD

MELVILLE, NY 11747

METRO MEDICAL SUPPLY, INC.

1911 CHURCH STREET

NASHVILLE, TN 37023

PRIORITY HEALTHCARE CORPORATION

CHARISE CHARLES DIVISION

250 TECHNOLOGY PARK, SUITE 124

LAKE MARY, FL 32746

Agreement No. 200308360 (Continued)

Exhibit #1

Sample Certification Letter

December	, 2003

DaVita Inc.

601 Hawaii Street

El Segundo, CA 90245

RE: Agreement No. 200308360

Dear             :

Thank you for your participation in the [DELETED] program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at (805) 447-4134. Thank you for your assistance in returning this certification.

Sincerely,

________________________

Outcomes Incentive Analyst

CERTIFICATION:

On behalf of DaVita Inc. and all eligible Affiliates participating in the [DELETED] program under Agreement No. 200308360, the undersigned hereby certifies that the data submitted (herein referred to as “Data”) for each eligible Affiliate shall include the required Data from all dialysis patients of such Affiliate (excluding those patients whose data is obtained from laboratories not owned or operated by DaVita Inc.), and does not include Data from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted Data will be incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting Data.

DaVitaInc.

Signature:

Print Name:

Print Title:

Date: